Delaware
Investments(SM)
--------------------------
A member of Lincoln Financial Group(R)


Delaware Tax-Free USA Fund

Delaware Tax-Free Insured Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund


Tax-Exempt Income

[TAX-EXEMPT INCOME ARTWORK]

2001 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Tax Bill Update                                                 7

New at Delaware                                                 8

Performance Summary

   Delaware Tax-Free
   USA Fund                                                     9

   Delaware Tax-Free
   Insured Fund                                                10

   Delaware Tax-Free
   USA Intermediate Fund                                       11

   Delaware National
   High-Yield Municipal
   Bond Fund                                                   12

Financial Statements

   Statements of Net Assets                                    13

   Statement of Assets and
   Liabilities                                                 29

   Statements of Operations                                    30

   Statements of Changes in
   Net Assets                                                  31

   Financial Highlights                                        33

   Notes to Financial
   Statements                                                  45

   Report of Independent
   Auditors                                                    51

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience

[] Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.


Performance

[]   We strive to deliver consistently good performance in all asset classes.

[] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.


Service

[]   We are committed to providing the highest standards of client service.

[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.


Diversification

[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C) Delaware Distributors, L.P.

Dear Shareholder

"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH HAS NOT WEAKENED IN 2001."


September 14, 2001

Recap of Events -- During the year ended August 31, 2001, the U.S. economy weakened significantly. Corporate profits were disappointing throughout much of the year, contributing to poor performance among U.S. stock indexes. In response to the economic slide, the Federal Reserve Board began an aggressive series of interest rate cuts in January 2001, reducing the much-monitored fed funds rate seven times for a cumulative three percentage point decrease.

The dim profit picture led to frequent credit downgrades for U.S. corporations throughout much of the year. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened in 2001. As a result, municipal bonds continued to perform well right through the summer of 2001, as they often appealed to investors seeking relative safety (Source:
Moody's Investors Service).

As an asset class, municipal bonds outperformed U.S. government and corporate bonds during the period. We attribute this to more attractive pricing of municipal bonds relative to U.S. Treasuries and corporate-issued debt.

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance nationally began rising considerably in late February 2001. Many states saw significant increases in new supply, which often bolstered municipal bond performance by creating greater bond selection and higher yields.



Total Return
For the period ended August 31, 2001                                   One Year
--------------------------------------------------------------------------------
Delaware Tax-Free USA Fund -- Class A Shares                            +10.19%
--------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Average (287 funds)                 + 9.69%
--------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund -- Class A Shares                        +10.30%
--------------------------------------------------------------------------------
Lipper Insured Municipal Debt Funds Average (47 funds)                  + 9.67%
--------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund -- Class A Shares               +10.01%
--------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds Average (132 funds)            + 8.87%
--------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund -- Class A Shares      + 8.81%
--------------------------------------------------------------------------------
Lipper High-Yield Municipal Debt Funds Average (75 funds)               + 7.75%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +10.19%
Lehman Brothers Insured Municipal Bond Index                            +10.74%
Merrill Lynch 3-7 Year Municipal Bond Index                             + 9.83%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 9 through 12. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Each of Delaware Investments' National Tax-Free Funds outpaced its Lipper peer group during the fiscal year ended August 31, 2001. Delaware Tax-Free USA Intermediate Fund also beat its respective benchmark, the Merrill Lynch 3-7 Year Municipal Bond Index. Delaware Tax-Free USA Fund precisely matched its benchmark, the Lehman Brothers Municipal Bond Index.

During the fiscal year, the assets of six of Delaware's state-specific tax-free funds were merged into Delaware Tax-Free USA Fund. The mergers increased the assets in Delaware Tax-Free USA Fund significantly, so that by fiscal year-end the Fund had reached $541.37 million in net assets.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              -------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Patrick P. Coyne
Senior Portfolio Manager

Mitchell L. Conery
Senior Portfolio Manager

September 14, 2001


The Funds' Results

Municipal bond markets continued their strong performance that began in 2000 through the first half of 2001. As the U.S. economy continued to slow, investors continued to shun the equity markets, which were experiencing a reduction in profits and lower earnings and revenues expectations.

In an effort to prevent the sluggish economy from sliding into a recession, the Federal Reserve aggressively cut interest rates three times in the first quarter of 2001, lowering the benchmark overnight lending rate from 6.5% to 5.0%. Historically, this was a rapid action, considering the Federal Reserve took from June 1999 to May 2000 to raise the lending rate 1.75 percentage points. While bonds and bond funds enjoyed a boost from the rate cuts, the financial stimuli failed to spark an equity rally.

The Federal Reserve reduced interest rates four more times in the second quarter. As of this writing, the federal funds target rate on overnight loans between banks stands at 3.5%.

While economic growth was anemic during the period, municipal credit remained at very high levels relative to corporate bonds, and ratings agencies continued to upgrade many more municipal bonds than they downgraded. In the corporate bond market, the opposite has been true: more corporate bonds have been downgraded than upgraded (Source: Standard & Poor's).

The supply of new municipal bond issuance increased 39% from January 2001 to August 31, 2001 totaling $177 billion (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as improved liquidity. For example, the supply of new municipal bonds increased 117% in Pennsylvania, 8.5% in New York, and 32% in Florida during this period.

As credit spreads widened in the first six months of the year, we searched for opportunities such as hospital bonds where investors were finally rewarded with greater yields. We are comfortable purchasing some lower-credit issues because we believe in the ability of our credit team to identify worthwhile investments. We think that investing in some carefully chosen lower-rated bonds can enhance yields and rates of return without the Funds being subjected to excessive risk. We also purchased bonds in the electric utility sector outside of California that we believe were unjustly shunned after the power crisis in that state.

For the first six months of 2001, net new cash flow into municipal bond funds was more than $7 billion, compared to a $13.04 billion net outflow in the same period a year ago (Source: Investment Company Institute).

Delaware Tax-Free USA Fund
Portfolio Characteristics
As of August 31, 2001
--------------------------------------------
Current 30-Day SEC Yield*              4.38%
--------------------------------------------
Average Credit Quality                     A
--------------------------------------------
Average Effective Duration**      7.44 years
--------------------------------------------
Average Effective Maturity***    11.36 years
--------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.76%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.



Delaware Tax-Free Insured Fund
Portfolio Characteristics
As of August 31, 2001
--------------------------------------------
Current 30-Day SEC Yield*              3.60%
--------------------------------------------
Average Credit Quality                    AA
--------------------------------------------
Average Effective Duration**      7.89 years
--------------------------------------------
Average Effective Maturity***    12.37 years
--------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 2.96%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

As of August 31, 2001, the national average yield on the 30-year AAA-rated municipal bond stood at 5.11%. By comparison, the 30-year Treasury bond was yielding 5.37%. (Source: Bloomberg).* As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Delaware Tax-Free USA Fund

During the 12-month fiscal period ended August 31, 2001, your Fund posted a return of +10.19% (Class A shares at net asset value with dividends and distributions reinvested) versus the 9.69% gain of the Lipper General Municipal Debt Funds Average.

During the fiscal year ended August 31, 2001, the portfolio's duration was reduced from 8.14 years to 7.44 years. This reduction in interest rate exposure was caused by the market rally whereby a number of the discount bonds in our portfolio became premium bonds. We are currently comfortable with this reduced duration posture as we believe the Federal Reserve is near the end of its easing cycle and that the majority of total return in the upcoming months is likely to come from the income component of total return.

The net assets of the Fund increased from $449 million 12 months ago to more than $541 million. Contributing to this increase was the fact that Delaware Investments merged the assets of six smaller, tax-free mutual funds into your Fund during the fiscal year.

As of August 31, 2001, the Fund was invested in bonds issued in 39 states, as well as Puerto Rico, Guam, and the Virgin Islands. Our three largest state allocations were Pennsylvania, Louisiana, and Texas.


Delaware Tax-Free Insured Fund

During the 12-month fiscal period ended August 31, 2001, your Fund posted a return of +10.30% (Class A shares at net asset value with dividends and distributions reinvested) outperforming the 9.67% gain of the Lipper Insured Municipal Debt Funds Average.

During the year, we found an opportunity in the hospital bond sector. Investments that helped the Fund outperform its Lipper peer group included bonds issued by Maryland's Johns Hopkins Hospital, New York's Lenox Hill Hospital, and Wichita Hospital in Kansas. At the fiscal year-end, the Johns Hopkins Hospital and Lenox Hill Hospital bonds were no longer held by the Fund.

As of August 31, 2001, the Fund was invested in bonds issued in 25 states, as well as the District of Columbia. The three largest state allocations were Illinois, Texas, and New Jersey.

* Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free USA Intermediate Fund
Portfolio Characteristics
As of August 31, 2001
--------------------------------------------
Current 30-Day SEC Yield*              3.83%
--------------------------------------------
Average Credit Quality                     A
--------------------------------------------
Average Effective Duration**      6.36 years
--------------------------------------------
Average Effective Maturity***     8.50 years
--------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.10%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.




Delaware National High-Yield Municipal Bond Fund
Portfolio Characteristics
As of August 31, 2001
--------------------------------------------
Current 30-Day SEC Yield*              4.77%
--------------------------------------------
Average Credit Quality                     B
--------------------------------------------
Average Effective Duration**      6.44 years
--------------------------------------------
Average Effective Maturity***    10.59 years
--------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 4.20%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Delaware Tax-Free USA Intermediate Fund

During the 12-month fiscal period ended August 31, 2001, your Fund posted a return of +10.01% (Class A shares at net asset value with dividends and distributions reinvested), surpassing the 8.87% gain of the Lipper Intermediate Municipal Debt Funds Average.

While the Fund maintained an average credit rating of A as of August 31, 2001, we did alter the average credit rating of the portfolio somewhat. During the year, we reduced our allocation of bonds rated AAA and increased our holdings of bonds rated A and AA.

The Fund was invested in bonds issued in 17 states and territories as of August 31, 2001. The three largest state allocations were Arizona, Texas, and Ohio.


Delaware National High-Yield Municipal Bond Fund

During the 12-month fiscal period ended August 31, 2001, your Fund posted a return of +8.81% (Class A shares at net asset value with dividends and distributions reinvested), outpacing the 7.75% gain of the Lipper High-Yield Municipal Debt Funds Average.

During the fiscal year, we decreased our exposure to non-rated credits by 8% while increasing our exposure to BB credits by 8%. We also increased our exposure to A-rated bonds by 3%. We felt that improving the overall credit quality of the Fund enhanced liquidity and served as an advantage in the market.

As of August 31, 2001, the Fund was invested in bonds issued in 33 states. The three largest state allocations were Pennsylvania, Illinois, and Texas.

Outlook

We believe that the economic slowdown may be nearing its end. We expect the economy to recover modestly in the not-too-distant future, thanks to aggressive interest rate cuts from the Federal Reserve and the fiscal stimulus provided by federal tax rebates. We also anticipate that inflation, which has been benign for some time, will remain in check.

In our opinion, these factors point to a neutral market. In such an environment, we would look to manage the Funds by implementing a "barbell" structure within the portfolios. This means that we would look to concentrate Fund assets at both ends of the yield curve, looking to overweight shorter bonds to add stability to the portfolio, while also investing substantially in longer bonds to pick up some additional yield.

In our opinion, over the next several months, the environment will remain compelling for municipal bond investing, particularly for investors seeking additional diversification from volatile stock investments as well as the potential for tax-free income.*

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

TAX BILL UPDATE
---------------

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

Calendar Year        Former 28% rate   Former 31% rate   Former 36% rate   Former 39.6% rate
--------------------------------------------------------------------------------------------
2001                      27.5%             30.5%              35.5%             39.1%
--------------------------------------------------------------------------------------
2002-2003                 27.0%             30.0%              35.0%             38.6%
--------------------------------------------------------------------------------------
2004-2005                 26.0%             29.0%              34.0%             37.6%
--------------------------------------------------------------------------------------
2006 and later            25.0%             28.0%              33.0%             35.0%
--------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situation, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2001

[chart omitted]

                      Income Tax               Tax-equivalent
                       Bracket                     Yield
                      ----------               --------------
                         15%                        6.01%
                         27.5%                      7.05%
                         30.5%                      7.35%
                         35.5%                      7.92%
                         39.1%                      8.39%

As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

* Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

NEW AT DELAWARE
---------------

TAX PREPARATION
MADE EASY...


Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature

Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes this year, you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments, and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.
   ----------------------------

Start planning now for the upcoming tax season!

FUND BASICS
-----------

As of August 31, 2001

Fund Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund Net Assets
$541.37 million

Number of Holdings
231

Fund Start Date
January 11, 1984

Your Fund Managers

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Nasdaq Symbols
Class A         DMTFX
Class B         DTFCX
Class C         DUSCX

DELAWARE TAX-FREE USA FUND PERFORMANCE
--------------------------------------
Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                                 Delaware Tax-Free         Lehman Brothers
                                    USA Fund ---              Municipal
                                  Class A Shares             Bond Index
                                 -----------------         ---------------
August 1991                           $ 9,625                  $10,000
August 1992                           $10,772                  $11,092
August 1993                           $12,028                  $12,473
August 1994                           $12,206                  $12,490
August 1995                           $13,029                  $13,598
August 1996                           $13,279                  $14,310
August 1997                           $14,313                  $15,632
August 1998                           $15,440                  $16,985
August 1999                           $14,991                  $17,078
August 2000                           $15,755                  $18,227
August 2001                           $17,363                  $20,088

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001         Lifetime      10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge        +8.35%        +6.09%       +5.54%     +10.19%
   Including Sales Charge        +8.11%        +5.69%       +4.73%      +6.08%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge        +4.35%                     +4.70%      +9.32%
   Including Sales Charge        +4.35%                     +4.37%      +5.32%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge        +3.81%                     +4.70%      +9.32%
   Including Sales Charge        +3.81%                     +4.70%      +8.32%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Fund during the periods shown beginning August 1, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------

As of August 31, 2001

Fund Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund Net Assets
$71.49 million

Number of Holdings
41

Fund Start Date
March 25, 1985

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols

Class A      DMFIX
Class B      DTXBX
Class C      DTXCX

DELAWARE TAX-FREE INSURED FUND PERFORMANCE
------------------------------------------
Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                                 Delaware Tax-Free         Lehman Brothers
                                   Insured Fund --        Insured Municipal
                                  Class A Shares             Bond Index
                                 -----------------         ---------------
August 1991                           $ 9,629                  $10,000
August 1992                           $10,614                  $11,153
August 1993                           $11,620                  $12,620
August 1994                           $11,683                  $12,558
August 1995                           $12,422                  $13,703
August 1996                           $12,904                  $14,446
August 1997                           $13,945                  $15,805
August 1998                           $14,983                  $17,260
August 1999                           $14,760                  $17,209
August 2000                           $15,572                  $18,486
August 2001                           $17,177                  $20,471

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001          Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge          +7.34%      +5.97%       +5.91%     +10.30%
   Including Sales Charge          +7.09%      +5.57%       +5.11%      +6.21%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge          +4.88%                   +5.07%      +9.43%
   Including Sales Charge          +4.88%                   +4.74%      +5.43%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge          +4.39%                   +5.07%      +9.42%
   Including Sales Charge          +4.39%                   +5.07%      +8.42%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------

As of August 31, 2001

Fund Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund Net Assets
$25.44 million

Number of Holdings
27

Fund Start Date
January 7, 1993

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols

Class A      DMUSX
Class B      DUIBX
Class C      DUICX

DELAWARE TAX-FREE USA INTERMEDIATE
FUND PERFORMANCE
----------------------------------

Growth of a $10,000 Investment
January 7, 1993 (Fund inception) through August 31, 2001

                                 Delaware Tax-Free           Merrill Lynch
                              USA Intermediate Fund---    3-7 Year Municipal
                                Class A Shares Index          Bond Index
                                 -----------------         ---------------
January 1993                           $ 9,728                  $10,000
August  1993                           $10,676                  $10,571
August  1994                           $10,899                  $10,770
August  1995                           $11,599                  $11,498
August  1996                           $12,123                  $11,923
August  1997                           $12,920                  $12,675
August  1998                           $13,852                  $13,560
August  1999                           $13,893                  $13,884
August  2000                           $14,681                  $14,620
August  2001                           $16,151                  $16,057

Chart assumes $10,000 invested on January 7, 1993 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Merrill Lynch 3-7 Year Municipal Bond Index at closest month's end, January 31, 1993. After January 31, 1993, returns plotted on the chart were as of the last day of each successive month shown. The Merrill Lynch 3-7 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of three to seven years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001        Lifetime       Five Years      One Year
-----------------------------------------------------------------------
Class A (Est. 1/7/93)
   Excluding Sales Charge       +6.05%          +5.93%        +10.01%
   Including Sales Charge       +5.71%          +5.34%         +7.01%
-----------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge       +5.00%          +5.04%         +9.08%
   Including Sales Charge       +5.00%          +5.04%         +7.08%
-----------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge       +4.69%          +5.04%         +9.08%
   Including Sales Charge       +4.69%          +5.04%         +8.08%
-----------------------------------------------------------------------

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------

As of August 31, 2001

Fund Objective

The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

Total Fund Net Assets
$103.48 million

Number of Holdings
91

Fund Start Date
September 22, 1986

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols

Class A      CXHYX
Class B      DVNYX
Class C      DVHCX

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL
BOND FUND PERFORMANCE
---------------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                                  Delaware National         Lehman Brothers
                                High-Yield Municipal          Municipal
                           Bond Fund --- Class A Shares       Bond Index
                           ----------------------------     ---------------
August 1991                           $ 9,624                  $10,000
August 1992                           $10,763                  $11,092
August 1993                           $12,004                  $12,473
August 1994                           $12,215                  $12,490
August 1995                           $13,163                  $13,598
August 1996                           $14,113                  $14,310
August 1997                           $15,555                  $15,632
August 1998                           $16,977                  $16,985
August 1999                           $17,160                  $17,078
August 2000                           $17,475                  $18,227
August 2001                           $19,016                  $20,088

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001         Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/22/86)
   Excluding Sales Charge         +7.29%      +7.07%       +6.20%      +8.81%
   Including Sales Charge         +7.02%      +6.67%       +5.39%      +4.71%
--------------------------------------------------------------------------------
Class B (Est. 12/18/96)
   Excluding Sales Charge         +5.01%                               +7.88%
   Including Sales Charge         +4.66%                               +3.88%
--------------------------------------------------------------------------------
Class C (Est. 5/26/97)
   Excluding Sales Charge         +4.82%                               +7.98%
   Including Sales Charge         +4.82%                               +6.98%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements of Net Assets

DELAWARE TAX-FREE USA FUND
--------------------------

                                                       Principal        Market
August 31, 2001                                          Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds - 102.57%
  Airport/Airline Revenue Bonds - 6.01%
  Billings, Montana Airport Revenue
    5.55% 7/1/09 (MBIA) ............................  $   125,000   $   136,813
  Houston, Texas Airport System Special
    Facilities Revenue (Continental Airlines
    Inc. Project) Series E 6.75% 7/1/29 (AMT) ......    1,950,000     1,951,248
  Kenton County, Kentucky Airport Board
    Revenue (Delta Airlines Inc. Project)
    Series A 7.50% 2/1/12 (AMT) ....................    2,000,000     2,062,300
    Series B 7.25% 2/1/22 ..........................    4,250,000     4,372,655
  Massachusetts State Port Authority Special
    Facilities Revenue (Delta Air Lines Inc.
    Project) Series A 5.00% 1/1/27 (AMBAC) .........    5,200,000     5,071,976
  Minneapolis & St. Paul, Minnesota
    Metropolitan Airports Commission Revenue
    Series C 5.25% 1/1/32 (FGIC) ...................    5,000,000     5,097,550
  Minneapolis & St. Paul, Minnesota
    Metropolitan Airports Commission Special
    Facilities Revenue (Northwest Airlines Inc.
    Project) Series A 7.00% 4/1/25 (AMT) ...........    2,500,000     2,479,850
  New Jersey Economic Development
    Authority Special Facility Revenue
    (Continental Airlines Inc. Project)
    5.50% 4/1/28 (AMT) .............................       50,000        43,881
    6.25% 9/15/29 (AMT) ............................    2,500,000     2,470,600
    6.625% 9/15/12 (AMT) ...........................      200,000       212,804
    7.00% 11/15/30 (AMT) ...........................      700,000       738,003
  Port Seattle, Washington Special Facility
    Revenue (Northwest Airlines Inc. Project)
    7.25% 4/1/30 (AMT) .............................    1,400,000     1,413,034
  Richland Lexington, South Carolina Airport
    District Revenue (Columbia Metropolitan
    Airport) Series A 5.00% 1/1/31 (FSA) ...........    1,250,000     1,245,150
  Tulsa, Oklahoma Municipal Airport Trust
    Revenue (American Airlines Corp.)
    7.35% 12/1/11 ..................................    5,000,000     5,256,000
                                                                    -----------
                                                                     32,551,864
                                                                    -----------
  Continuing Care/Retirement Revenue Bonds - 1.45%
  Clark County, Nevada Assisted Living Facility
    Revenue (Homestead Boulder City
    Project/Volunteers of America Care
    Facility) 6.50% 12/1/27 ........................    2,075,000     1,861,981
  Delaware County, Pennsylvania Authority
    Revenue (Main Line & Haverford Nursing
    and Rehabilitation Center) 9.00% 8/1/22 ........    1,895,000     1,919,521
  Gainesville & Hall County, Georgia
    Development Authority Revenue
    (Lanier Village Estates) Series C
    7.25% 11/15/29 .................................    1,000,000       995,080

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Continuing Care/Retirement Revenue Bonds (continued)
  Lucas County, Ohio Health Care Facility
    Revenue (Sunset Retirement Communities)
    Series A 6.625% 8/15/30 ........................  $ 2,000,000   $ 2,119,520
  New Jersey Economic Development
    Authority Revenue First Mortgage
    (The Evergreens) 6.00% 10/1/22 (GO) ............       50,000        45,864
  Waukesha, Wisconsin Redevelopment
    Authority Housing Revenue (Presbyterian
    Homes Partners Project) 7.50% 6/1/25 ...........      900,000       907,875
                                                                    -----------
                                                                      7,849,841
                                                                    -----------
  General Obligation Bonds - 7.02%
  Allen County, Kansas Unified School
    District #258 Series B
    6.875% 9/1/10 (AMBAC) ..........................      240,000       291,823
  Cascade County, Montana High School
    Building 5.60% 7/1/20 (FGIC) ...................      165,000       177,438
  Chicago, Illinois Series D
    5.50% 1/1/35 (FGIC) ............................   15,000,000    15,646,050
  East Grand Rapids, Michigan Public
    School District 5.125% 5/1/29 ..................    1,000,000     1,007,660
  Flathead County, Montana School
    District #6 Columbia Falls
    5.65% 7/1/19 (FSA) .............................      115,000       123,945
  Freehold Township, New Jersey Board of
    Education 5.40% 7/15/23 (FSA) ..................       50,000        51,600
  Harper Creek, Michigan Community School
    District 5.125% 5/1/31 .........................    2,000,000     2,007,880
  Johnson County, Kansas Improvement
    Series A 6.125% 9/1/12 .........................      340,000       355,181
  Lewisville, Texas Independent School
    District 6.15% 8/15/21 .........................    2,160,000     2,374,099
++Meridian Metropolitan District Colorado
    Series A 5.00% 12/1/25 (Asset Gty) .............   10,000,000     9,799,600
  Middletown Township, New Jersey Board
    of Education 5.00% 8/1/15 (FSA) ................      200,000       209,440
  Missoula County, Montana High School
    District #1 Building 5.50% 7/1/20 ..............      150,000       159,531
  Montana State Water Pollution Control
    Revolving Fund Series B
    5.60% 7/15/20 ..................................      100,000       108,097
  Newark, New Jersey School Qualified
    Board Act 5.30% 9/1/15 (MBIA) ..................       50,000        52,407
  New York City, New York Series H
    6.125% 8/1/25 ..................................    5,000,000     5,430,400
  Sparta Township, New Jersey School
    District 5.00% 9/1/20 (MBIA) ...................      200,000       203,604
                                                                    -----------
                                                                     37,998,755
                                                                    -----------

                                                       Principal        Market
Delaware Tax-Free USA Fund                               Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds - 8.47%
++Alamo, Texas Community College District
    (Combined Fee) 5.00% 11/1/23 (FSA) .............  $ 1,925,000   $ 1,918,474
  Capital Projects Finance Authority Florida
    Student Housing Revenue (Capital
    Projects Loan Program) Series F-1
    5.00% 10/1/31 (MBIA) ...........................    2,190,000     2,178,086
  Delaware State Economic Development
    Authority Revenue (Collegiate Housing
    Foundation-University Courtyard) Series A
    6.10% 8/1/31 (Asset Gty) .......................    2,000,000     2,177,480
  Higher Education Student Assistance
    Authority New Jersey Student
    Loan Revenue Series A
    6.10% 6/1/16 (AMT) (MBIA) ......................      100,000       109,102
  Missouri State Health & Educational
    Facilities Authority Revenue
    (University of Health Sciences)
    5.00% 6/1/31 (MBIA) ............................    1,000,000       993,030
    (Washington University) Series A
    5.125% 6/15/41 .................................   12,000,000    11,994,960
  Montana State Higher Education Student
    Assistance Corporation Student Loan
    Revenue Series B 6.40% 12/1/32 .................      600,000       626,070
  New Hampshire Higher Educational &
    Health Facilities Authority Revenue
    (New Hampton School Issue)
    5.375% 10/1/28 .................................    3,070,000     2,778,504
  New Jersey State Educational Facilities
    Authority Revenue
    (Beth Medrash Govoha America) Series G
    6.375% 7/1/20 ..................................    1,000,000     1,048,650
    6.375% 7/1/30 ..................................      850,000       884,213
    (Bloomfield College) Series A
    6.85% 7/1/30 ...................................      300,000       316,017
    (Georgian Court College Project) Series B
    5.20% 7/1/15 ...................................      200,000       203,086
    (Montclair State University) Series F
    5.40% 7/1/25 (AMBAC) ...........................       30,000        30,947
    (Rowan University) Series C
    5.25% 7/1/19 (FGIC) ............................      100,000       105,622
    (University of Medicine & Dentistry) Series B
    5.25% 12/1/21 (AMBAC) ..........................       50,000        51,403
  New Mexico Educational Assistance
    Foundation Student Loan Revenue
    6.65% 11/1/25 ..................................    1,000,000     1,041,320
 +New York State Dormitory Authority
    Revenues (Drivers-107)
    Inverse Floater 9.195% 5/15/15 (MBIA) ..........   10,500,000    13,459,529

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
  Payne County, Oklahoma Economic
    Development Authority Student
    Housing Revenue (Collegiate Housing
    Foundation-Oklahoma State University)
    Series A 6.375% 6/1/30 .........................  $ 4,000,000   $ 4,134,400
  University of New Mexico Revenues
    Subordinate Lien Series A
    6.00% 6/1/25 (MBIA) ............................    1,000,000     1,097,940
  Winfield, Kansas Educational Facilities
    Revenue (Southwestern College)
     5.75% 4/1/22 ..................................      680,000       685,331
                                                                    -----------
                                                                     45,834,164
                                                                    -----------
  Hospital Revenue Bonds - 6.39%
  Chatham County, Georgia Hospital Authority
    Revenue (Memorial Health Medical Center)
    Series A 6.125% 1/1/24 .........................    1,000,000     1,059,630
  Greenwood County, South Carolina Hospital
    Revenue (Self Memorial Hospital)
    5.50% 10/1/31 ..................................    5,000,000     5,015,500
  Harris County, Texas Health Facilities
    Development Corporation Revenue
    (St. Luke's Episcopal Hospital) Series A
    5.375% 2/15/26 .................................    5,000,000     5,034,350
  Lorain County, Ohio Hospital Revenue
    (Catholic Healthcare Partners)
    Series A 5.25% 10/1/33 .........................    5,000,000     4,934,800
  Mississippi Development Bank Special
    Obligation (Madison County Hospital
    Project) 6.30% 7/1/22 ..........................    2,070,000     2,243,466
  New Jersey Health Care Facilities Financing
    Authority Revenue
    (Atlantic Health Systems Hospital)
    Series A 5.00% 7/1/27 ..........................      150,000       150,936
    (JFK Medical Center/Hartwyck)
    5.00% 7/1/18 ...................................      100,000       102,396
  Olathe, Kansas Health Facilities Revenue
    (Evangelical Lutheran Good Samaritan
    Project) 6.00% 5/1/19 (AMBAC) ..................      250,000       267,440
    (Olathe Medical Center) Series A
    5.875% 9/1/16 (AMBAC) ..........................      100,000       101,257
  Philadelphia, Pennsylvania Hospitals &
    Higher Education Facilities Authority
    Hospital Revenue (Jeanes Health
    System Project) 6.85% 7/1/22 ...................    6,000,000     6,071,520
  Royston, Georgia Hospital Authority
    Revenue Certificates (Ty Cobb Healthcare
    Systems Inc.) 6.375% 7/1/14 ....................      775,000       754,098

                                                       Principal        Market
Delaware Tax-Free USA Fund                               Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  South Carolina Jobs Economic Development
    Authority Hospital Facilities Revenue
    (Georgetown Memorial Hospital)
    5.375% 2/1/30 (Asset Gty) ......................  $ 2,150,000   $ 2,171,285
  Westmoreland County, Pennsylvania
    Industrial Development Authority Hospital
    Revenue (Citizens General Hospital)
    5.25% 7/1/15 ...................................      385,000       389,393
  Wichita, Kansas Hospital Revenue
    (Christi Health System)
    Series III 5.625% 11/15/31 .....................    5,400,000     5,496,552
    Series XI 6.25% 11/15/24 .......................      750,000       807,690
                                                                    -----------
                                                                     34,600,313
                                                                    -----------
  Housing Revenue Bonds - 4.23%
  Carlsbad, New Mexico Housing Corporation
    Multifamily Revenue (Colonial Hillcrest)
    7.375% 8/1/27 ..................................    1,000,000       991,390
  Green Bay, Wisconsin Housing Authority
    Multifamily Revenue (Moriane Ridge
    Limited) Series A 6.15% 12/1/30
    (AMT) (FHA) ....................................      990,000     1,050,469
  Kansas State Development Finance Authority
    Revenue (Martin Creek Place)
    Series E 6.50% 8/1/24 (FHA) ....................       50,000        51,270
  Massachusetts State Housing Finance
    Agency Revenue Single Family Mortgage
    Series 22 6.95% 6/1/16 .........................    2,395,000     2,464,598
  Middlesex County, New Jersey Improvement
    Authority Revenue (Senior Citizens
    Housing Project) 5.50% 9/1/20
    (AMBAC) (AMT) ..................................      200,000       211,708
  Milwaukee, Wisconsin Redevelopment
    Authority Multifamily Revenue (City Hall
    Square) 6.30% 8/1/38 (AMT) (FHA) ...............    1,455,000     1,507,104
  New Jersey State Housing & Mortgage
    Finance Agency Multifamily Housing
    Revenue Series A 5.65% 5/1/40
    (AMBAC) (AMT) (FHA) ............................       50,000        51,231
  New Mexico Mortgage Finance Authority
    Series B 6.75% 7/1/25 (FNMA) (GNMA) ............      960,000     1,007,578
    Series E 6.95% 1/1/26 (FNMA) (GNMA) ............    1,000,000     1,094,010
    Series F 6.85% 1/1/21 (FNMA) (GNMA) ............    1,400,000     1,517,768
  Olathe, Kansas Multifamily Housing
    (Deerfield Apartments Project) Series A
    6.45% 6/1/19 (FNMA) ............................      250,000       261,468
    (Jefferson Place Apartments Project)
    Series B 6.10% 7/1/22 ..........................      300,000       305,193

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Santa Fe, New Mexico Single Family
    Mortgage Revenue 6.20% 11/1/16
    (FNMA) (GNMA) ..................................  $   535,000   $   545,470
  Southeastern New Mexico Affordable
    Housing Corporation Multifamily Revenue
    (Casa Hermosa Apartments)
    7.25% 12/1/27 ..................................    1,000,000       919,050
  Tennessee Housing Development Agency
    Mortgage Finance Series B
    6.60% 7/1/25 (AMT) .............................      610,000       630,508
  Utah State Housing Finance Agency Single
    Family Mortgage Series A 7.20% 1/1/27
    (AMT) (FHA) (VA) ...............................      530,000       561,249
  Virginia State Housing Development
    Authority Commonwealth Mortgage
    Series A 7.10% 1/1/25 ..........................    7,500,000     7,686,749
  Waukesha, Wisconsin Housing Authority
    (Westgrove Wood) Series A
    6.00% 12/1/31 (GNMA) ...........................    1,500,000     1,548,720
  Wauwatosa, Wisconsin Housing Authority
    Revenue (Harwood Place Inc.)
    Series A 5.75% 12/1/08 .........................      480,000       481,656
                                                                    -----------
                                                                     22,887,189
                                                                    -----------
  Industrial Development Revenue Bonds - 8.73%
  Alexandria, Virginia Industrial Development
    Authority Revenue (Institute for
    Defense Analyses) Series A
    5.90% 10/1/30 (AMBAC) ..........................    5,000,000     5,516,900
  Alliance, Texas Airport Authority Special
    Facilities Revenue (Federal Express Corp.
    Project) 6.375% 4/1/21 (AMT) ...................    4,240,000     4,355,286
  Ashland, Kentucky Sewer & Solid Waste
    Revenue (Ashland, Inc. Project)
    7.125% 2/1/22 (AMT) ............................   10,800,000    11,498,112
  Columbus, Kansas Industrial Revenue
    (ACE Electrical Acquisition)
    7.00% 8/1/17 (AMT) .............................      800,000       776,968
  Indianapolis, Indiana Airport Authority
    Revenue (Federal Express Corp. Project)
    7.10% 1/15/17 ..................................    7,800,000     8,424,702
  Lee County, Iowa Urban Renewal Revenue
    (Keokuk Waste Treatment Plant)
    6.40% 6/1/07 (LOC) .............................      500,000       523,185
  Luzerne County, Pennsylvania Industrial
    Development Authority (Pennsylvania
    Gas & Water Co. Project)
    7.00% 12/1/17 (AMBAC) (AMT) ....................    4,000,000     4,495,760

                                                       Principal        Market
Delaware Tax-Free USA Fund                              Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Industrial Development Revenue Bonds (continued)
  Manhattan, Kansas Industrial Revenue
    (Farrar Corp. Project)
    7.00% 8/1/14 (AMT) .............................  $   400,000   $   415,828
  Milwaukee, Wisconsin Redevelopment
    Authority Revenue (Goodwill Industries
    Inc. Project) 6.35% 10/1/09 ....................    2,000,000     2,042,840
  Pennsylvania Economic Development Financing
    Authority Wastewater Treatment
    Revenue (Sun Co. Inc. -R & M Project)
    Series A 7.60% 12/1/24 (AMT) ...................    6,000,000     6,513,180
  Prattville, Alabama Industrial Development
    Board Environmental Improvement Revenue
    (International Paper Co. Project) Series A
    6.70% 3/1/24 (AMT) .............................    1,500,000     1,598,190
  West Allis, Wisconsin Community
    Development Authority Revenue (Poblocki
    Investments Ltd. Project)
    5.90% 5/1/03 (LOC) .............................    1,080,000     1,125,738
                                                                    -----------
                                                                     47,286,689
                                                                    -----------
  Leases/Certificates of Participation - 0.72%
  Carteret, New Jersey Board of Education
    Certificates of Participation
    4.75% 4/15/19 (MBIA) ...........................      300,000       300,978
  Cudahy, Wisconsin Community Development
    Authority Lease Revenue 6.00% 6/1/11 ...........    1,000,000     1,084,100
  Linn County, Kansas Certificates of
    Participation 7.25% 3/1/13 (AMT) ...............      350,000       346,248
  Madison, Wisconsin Community
    Development Authority Revenue
    (Monona Terrace Community Project)
    5.80% 3/1/05 ...................................      125,000       135,384
    5.90% 3/1/06 ...................................      365,000       393,985
    6.10% 3/1/10 ...................................    1,500,000     1,625,775
                                                                    -----------
                                                                      3,886,470
                                                                    -----------
  Other Revenue Bonds - 3.06%
  Austin, Texas Revenue (Subordinate Lien)
    5.25% 5/15/25 (MBIA) ...........................    5,000,000     5,297,799
  Bernalillo County, New Mexico Gross
    Receipts Tax Revenue 5.25% 10/1/26 .............    1,000,000     1,019,410
  Bettendorf, Iowa Urban Renewal Tax
    Increment Revenue Series A
    5.20% 6/1/02 ...................................      330,000       334,300
    5.30% 6/1/03 ...................................      345,000       353,456
    5.40% 6/1/04 ...................................      365,000       376,479
    5.50% 6/1/05 ...................................      385,000       400,073
    5.60% 6/1/06 ...................................      405,000       424,096

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Other Revenue Bonds (continued)
  Bettendorf, Iowa Urban Renewal Tax
    Increment Revenue Series A
    5.70% 6/1/07 ...................................  $   425,000   $   445,923
    5.80% 6/1/08 ...................................      450,000       470,844
    5.90% 6/1/09 ...................................      800,000       835,648
  Iowa Finance Authority Underground Storage
    Tank Fund Revenue Series A
    5.125% 7/1/14 ..................................    2,000,000     2,067,400
  Monmouth County, New Jersey Improvement
    Authority Revenue Governmental Loan
    5.45% 12/1/20 (AMBAC) ..........................      150,000       159,611
  Santa Fe County, New Mexico Correctional
    System Revenue 6.00% 2/1/27 (FSA) ..............    1,000,000     1,177,200
  Truth or Consequences, New Mexico Gross
    Receipts Tax Revenue 6.30% 7/1/16 ..............    1,000,000     1,056,400
  Wisconsin Center District Tax Revenue
    (Junior Dedicated) 5.25% 12/15/23 (FSA) ........    2,000,000     2,132,160
                                                                    -----------
                                                                     16,550,799
                                                                    -----------
  Parking Revenue Bonds - 0.02%
  Essex County, New Jersey Improvement
    Authority Parking Facility Revenue
    Series B 5.25% 10/1/27 (MBIA) ..................       40,000        41,284
  New Brunswick, New Jersey Parking
    Authority Revenue 5.00% 1/1/20 (FGIC) ..........      100,000       101,374
                                                                    -----------
                                                                        142,658
                                                                    -----------
  Pollution Control Revenue Bonds - 14.16%
  Claiborne County, Mississippi Pollution
    Control Revenue (System Energy
    Resources Inc. Project) 7.30% 5/1/25 ...........    3,000,000     3,035,160
  Clark County, Nevada Industrial Development
    Revenue (Nevada Power Co. Project)
    Series C 7.20% 10/1/22 .........................    8,000,000     8,245,600
  De Soto Parish, Louisiana Environmental
    Improvement Revenue (International Paper
    Co. Project) Series B
    6.375% 5/1/25 (AMT) ............................    2,900,000     2,969,223
  Farmington, New Mexico Pollution Control
    Revenue (El Paso Electric Co.)
    Series A 6.15% 11/1/13 .........................    1,000,000     1,013,980
  Forsyth, Montana Pollution Control Revenue
    (Montana Power Co.) Series A
    6.125% 5/1/23 (AMBAC) ..........................      100,000       105,735
  Forsyth, Montana Pollution Control Variable
    Rate Demand Obligation (Pacificorp Project)
    2.50% 1/1/18 ...................................      100,000       100,000
  Lordsburg, New Mexico Pollution Control
    Revenue (Phelps Dodge Corp. Project)
    6.50% 4/1/13 ...................................    1,000,000     1,024,240

                                                       Principal        Market
Delaware Tax-Free USA Fund                               Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Pollution Control Revenue Bonds (continued)
  Midland County, Michigan Economic
    Development Subordinate Limited Obligation
    (Midland Congeneration) Series A
    6.875% 7/23/09 (AMT) ...........................  $ 3,050,000   $ 3,145,098
  Mississippi Business Finance Corporation
    Pollution Control Revenue (System Energy
    Resources Inc. Project)
    5.875% 4/1/22 ..................................      250,000       248,070
    5.90% 5/1/22 ...................................    3,000,000     2,985,540
  New Hampshire State Business Finance
    Authority Pollution Control Revenue
    (Public Service Co. of New Hampshire)
    Series D 6.00% 5/1/21 (AMT) ....................    4,370,000     4,431,442
  Nez Perce County, Idaho Pollution Control
    Revenue (Potlatch Corp. Project)
    6.00% 10/1/24 ..................................    2,400,000     2,310,048
  Petersburg, Indiana Pollution Control Revenue
    (Indianapolis Power & Light Co. Project)
    6.375% 11/2/29 .................................    7,500,000     7,959,075
    6.625% 12/1/24 .................................    5,000,000     5,254,400
  Sabine River Authority, Texas Pollution
    Control Revenue (Southwestern Electric
    Power Co.) 6.10% 4/1/18 (MBIA) .................    4,000,000     4,392,320
  Salem County, New Jersey Industrial
    Pollution Control Financing Authority
    Revenue (Public Service Electric
    & Gas Co.) Series D
    6.55% 10/1/29 (MBIA) ...........................      400,000       439,356
  Sweetwater County, Wyoming Pollution
    Control Revenue (Idaho Power Co. Project)
    Series A 6.05% 7/15/26 .........................    5,000,000     5,288,450
  West Feliciana Parish, Louisiana Pollution
    Control Revenue (Gulf States Utilities
    Co. Project) Series A 7.50% 5/1/15 .............   22,700,000    23,711,966
                                                                    -----------
                                                                     76,659,703
                                                                    -----------
  Ports & Harbors Revenue Bonds - 0.03%
  Delaware River & Bay Authority Revenue
    5.25% 1/1/26 (FGIC) ............................       50,000        51,282
  Port Authority of New York & New Jersey
    Consolidated 109th Series
    5.375% 7/15/22 (FGIC) ..........................      100,000       104,211
                                                                    -----------
                                                                        155,493
                                                                    -----------
  Power Authority Revenue Bonds - 2.94%
  Chaska, Minnesota Electric Revenue
    Series A 6.00% 10/1/25 .........................    2,000,000     2,130,200

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Power Authority Revenue Bonds (continued)
  Chelan County, Washington Public Utilities
    District #001 Consolidated Revenue
    (Chelan Hydro) Series B
    5.60% 1/1/36 (AMT) (MBIA) ......................  $ 5,000,000   $ 5,201,500
  Los Alamos, New Mexico Utility System
    Revenue Series A 6.00% 7/1/15 (FSA) ............    1,000,000     1,089,780
    Northern Minnesota Municipal Power
    Agency Electric System Revenue
    Series A 5.00% 1/1/21 ..........................    6,500,000     6,499,675
++South Carolina State Public Service
    Authority Revenue Series A
    5.125% 1/1/21 (FSA) ............................    1,000,000       997,270
                                                                    -----------
                                                                     15,918,425
                                                                    -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 18.36%
  Delaware State Economic Development
    Authority Revenue First Mortgage
    (Peninsula United Methodist Homes)
    Series A 8.50% 5/1/22-02 .......................    3,045,000     3,223,802
  Douglas County, Kansas Unified School
    District #497 Series A
    6.00% 9/1/15-03 ................................      250,000       264,680
**Intermountain Power Agency, Utah Power
    Supply Revenue Capital Appreciation
    Series D 9.251% 7/1/20-02 ......................   95,575,000    19,282,256
  Jefferson County, Kansas Unified School
    District #340 6.35% 9/1/15-04 (FSA) ............      250,000       274,725
  Johnson County, Kansas International
    Improvement Series A
    6.125% 9/1/12-02 ...............................      260,000       271,934
  Kansas City, Kansas Community College
    Student Center System Revenue
    6.25% 5/15/20-02 (MBIA) ........................      300,000       307,965
  Kansas City, Kansas Utility System
    Revenue 6.375% 9/1/23-04 (FGIC) ................      295,000       329,798
  Kansas State Development Finance Authority
    Revenue Water Pollution Control
    Series II 6.00% 11/1/14-03 .....................      250,000       272,040
  Lafayette Yard, New Jersey Community
    Development (Conference Center
    Project-Trenton Guaranteed)
    5.625% 4/1/21-10 (MBIA) ........................      100,000       113,234
  Louisiana Public Facilities Authority Hospital
    Revenue (Southern Baptist Hospital, Inc.
    Project) 8.00% 5/15/12 (Escrowed
    to Maturity) ...................................    7,660,000     9,308,432

                                                       Principal        Market
Delaware Tax-Free USA Fund                               Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Michigan State Hospital Finance
    Authority  Revenue (Genesys Health
    Systems) Series A
    7.50% 10/1/27-05 ...............................  $ 8,130,000   $ 9,469,743
    8.125% 10/1/21-05 ..............................    4,000,000     4,824,600
  Oklahoma State Turnpike Authority
    Revenue (First Senior) 6.00% 1/1/22
    (Escrowed to Maturity) .........................   13,535,000    15,792,638
  Puerto Rico Commonwealth Infrastructure
    Financing Authority Special
    Series A 5.375% 10/1/24
    (Escrowed to Maturity) .........................      150,000       159,351
  Puerto Rico Electric Power Authority
    Revenue 6.25% 7/1/17-02 ........................    1,000,000     1,046,880
  Puerto Rico Municipal Finance Agency
    6.00% 7/1/14-04 (FSA) ..........................    3,500,000     3,878,280
  Puerto Rico Telephone Authority Revenue
    5.50% 1/1/22-03 ................................    2,120,000     2,237,469
    5.75% 1/1/11-02 ................................      285,000       291,036
  Sedgwick County, Kansas Unified
    School District
    #265 Goddard 5.50% 10/1/13-04 (FSA) ............      250,000       269,148
    #266 Maize Series B 5.875%
    9/1/12-03 (FSA) ................................      250,000       265,755
    #267 6.15% 11/1/09-05 (AMBAC) ..................      250,000       280,045
**Southeast Wisconsin Professional
    Baseball Park District League Certificates
    5.55% 12/15/15
    (Escrowed to Maturity) (MBIA) ..................    1,000,000       509,170
    5.60% 12/15/16
    (Escrowed to Maturity) (MBIA) ..................    1,000,000       479,190
  Southeast Wisconsin Professional
    Baseball Park District Sales Tax Revenue
    5.80% 12/15/26-07 (MBIA) .......................    1,000,000     1,127,600
  Superior, Wisconsin Redevelopment
    Authority Revenue (Superior Memorial
    Hospital) 5.80% 5/1/10-02 (FHA) ................      250,000       260,338
  Tampa, Florida Revenue (Florida Aquarium
    Inc. Project) 7.75% 5/1/27-02 ..................   20,000,000    21,055,400
  Virgin Islands Public Finance Authority
    Revenue Series A 7.30% 10/1/18
    (Escrowed to Maturity) .........................    2,200,000     2,830,102
  Wisconsin Housing Finance Authority
    Revenue 6.10% 6/1/21-17 (FHA) ..................      940,000     1,044,349
                                                                    -----------
                                                                     99,469,960
                                                                    -----------

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Recreational Area Revenue Bonds - 0.17%
  Santa Fe, New Mexico Municipal Recreation
    Complex Net Revenue 5.625% 12/1/23 .............  $   925,000   $   901,995
                                                                    -----------
                                                                        901,995
                                                                    -----------
  Sales Tax Revenue Bonds - 1.23%
  Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue
  **5.65% 12/15/24 (MBIA) ..........................    1,000,000       295,750
  **5.65% 12/15/25 (MBIA) ..........................    1,000,000       280,010
    Series A 5.50% 12/15/26 (MBIA) .................    5,500,000     6,072,825
                                                                    -----------
                                                                      6,648,585
                                                                    -----------
  Territorial General Obligation Bonds - 0.21%
  Puerto Rico Commonwealth
    5.375% 7/1/21 (MBIA) ...........................       50,000        52,680
    5.375% 7/1/25 ..................................       50,000        51,509
  Puerto Rico Commonwealth Public
    Improvement 5.125% 7/1/30 (FSA) ................    1,000,000     1,024,149
                                                                    -----------
                                                                      1,128,338
                                                                    -----------
  Territorial Revenue Bonds - 6.05%
  Guam Government Limited Obligation
    Highway Series A 6.30% 5/1/12 (FSA) ............    1,950,000     2,038,374
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series W 5.50% 7/1/15 (MBIA) ...................      100,000       113,360
    Series X 5.25% 7/1/21 ..........................    1,500,000     1,525,110
    Series Y 5.00% 7/1/36 ..........................    2,000,000     2,010,080
    Series Y 5.50% 7/1/26 ..........................      250,000       260,888
  Puerto Rico Commonwealth Industrial
    Development Company General Purpose
    Revenues Series B 5.375% 7/1/16 ................    1,000,000     1,061,570
  Puerto Rico Commonwealth Infrastructure
    Financing Authority Special
    Series A 5.00% 7/1/21 (AMBAC) ..................      100,000       102,112
  Puerto Rico Electric Power Authority Revenue
    Series EE 4.75% 7/1/24 .........................    5,500,000     5,361,179
    Series U 6.00% 7/1/14 ..........................    2,550,000     2,767,337
    Series X 5.50% 7/1/25 ..........................      100,000       102,505
    Series Z 5.25% 7/1/21 ..........................      600,000       609,834
  Puerto Rico Housing Bank & Finance
    Agency Single Family Mortgage Revenue
    6.25% 4/1/29 (AMT) (FHLMC)
    (FNMA) (GNMA) ..................................    1,270,000     1,331,328
  Puerto Rico Housing Finance Corporation
    Single Family Mortgage Revenue
    6.85% 10/15/23 (GNMA) ..........................      435,000       446,006

                                                       Principal        Market
Delaware Tax-Free USA Fund                               Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Territorial Revenue Bonds (continued)
  Puerto Rico Industrial Medical &
    Environmental Pollution Control Facilities
    Financing Authority Revenue (PepsiCo
    Inc. Project) 6.25% 11/15/13 ...................  $ 1,100,000   $ 1,174,954
  Puerto Rico Industrial Tourist Educational
    Medical & Environmental Control Facilities
    (Ana G. Mendez University System
    Project) 5.375% 2/1/19 .........................      150,000       150,543
    (Hospital Auxilio Mutuo Obligated Group)
    Series A 6.25% 7/1/24 (MBIA) ...................    1,200,000     1,294,440
    (Polytechnic University Project) Series A
    6.50% 8/1/24 ...................................    1,995,000     2,087,249
  Puerto Rico Port Authority Revenue Special
    Facility (American Airlines Corp.)
    Series A 6.25% 6/1/26 ..........................    1,275,000     1,321,283
  Puerto Rico Public Buildings Authority
    Guaranteed Education & Health
    Facilities Series M
    5.50% 7/1/21 ...................................    1,100,000     1,131,042
    5.75% 7/1/15 ...................................    1,000,000     1,040,100
  Puerto Rico Public Buildings Authority
    Revenue Series L 5.75% 7/1/16 ..................    1,000,000     1,038,660
  Puerto Rico Public Finance Corporation
    Commonwealth Appropriation Series A
    5.00% 8/1/21 (MBIA) ............................    2,800,000     2,867,872
    5.00% 6/1/26 (FSA) .............................      150,000       151,863
  University of Puerto Rico Revenues
    Series M 5.50% 6/1/15 (MBIA) ...................    1,000,000     1,068,050
    Series O 5.375% 6/1/20 (MBIA) ..................      175,000       185,897
  Virgin Islands Water & Power Authority
    Electric System Revenue 5.30% 7/1/18 ...........    1,000,000       982,770
  Virgin Islands Water & Power Authority
    Water System Revenue 5.50% 7/1/17 ..............      510,000       511,193
                                                                    -----------
                                                                     32,735,599
                                                                    -----------
  Transportation Revenue Bonds - 11.91%
  Director State, Nevada Department of
    Business & Industry (Las Vegas Monorail
    Project) 2nd Tier 7.375% 1/1/40 ................    1,000,000     1,011,440
  Foothill/Eastern Corridor Agency California
    Toll Road Revenue 5.75% 1/15/40 ................    3,000,000     3,119,820
  Jacksonville, Florida Transportation Revenue
    5.25% 10/1/29 (MBIA) ...........................    8,000,000     8,217,120
  Kansas State Department of Transportation
    Highway Revenue 5.375% 3/1/13 ..................      100,000       103,667

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Transportation Revenue Bonds (continued)
  New Jersey State Highway Authority Garden
    State Parkway General Revenue
    (Senior Parkway)
  ++5.50% 1/1/14 (FGIC) ...........................  $  5,000,000   $ 5,597,350
  ++5.50% 1/1/15 (FGIC) ...........................     7,310,000     8,172,946
  Northwest Parkway Public Highway
    Authority Colorado Revenue
    Series A 5.25% 6/15/41 (FSA) ..................    10,000,000    10,161,899
  Ohio State Turnpike Commission
    Revenue Series A
    5.50% 2/15/24 (FGIC) ..........................     5,000,000     5,503,250
    5.50% 2/15/26 .................................     2,590,000     2,859,153
  Oklahoma State Turnpike Authority
    Revenue (First Senior) 6.00% 1/1/22 ...........     3,000,000     3,003,150
    Pennsylvania State Turnpike Commission
    5.00% 7/15/31 (AMBAC) .........................     5,950,000     5,899,485
    5.00% 7/15/41 (AMBAC) .........................    11,000,000    10,820,039
                                                                    -----------
                                                                     64,469,319
                                                                    -----------
  Water & Sewer Revenue Bonds - 1.41%
  Iowa Finance Authority Revenue (State
    Revolving Fund) Combined Series
    5.20% 5/1/23 ..................................     1,400,000     1,419,040
    6.25% 5/1/24 ..................................     1,750,000     1,839,075
  Jersey City, New Jersey Municipal Utilities
    Authority Sewer Revenue
    5.25% 12/1/13 (FSA) ...........................       100,000       109,416
  Kansas City, Kansas Utility System Revenue
    6.375% 9/1/23 (FGIC) ..........................       605,000       660,364
  New Jersey Economic Development
    Authority Water Facilities Revenue
    (United Water New Jersey Inc. Project)
    5.00% 11/1/28 (AMBAC) (AMT) ...................       300,000       300,351
  Wanaque Borough, New Jersey Sewer
    Authority Revenue 5.25% 12/1/21 ...............        50,000        49,657
  West Virginia State Water Development
    Authority Revenue (Loan Program III)
    Series A 6.375% 7/1/39 (AMBAC) (AMT) ..........     2,890,000     3,234,227
                                                                    -----------
                                                                      7,612,130
                                                                    -----------
  Total Municipal Bonds
    (cost $516,065,703) ...........................                 555,288,289
                                                                    -----------

Delaware Tax-Free USA Fund
--------------------------------------------------------------------------------
  Total Market Value of Securities - 102.57%
    (cost $516,065,703) ............................               $555,288,289

  Liabilities Net of Receivables and
    Other Assets - (2.57%) .........................                (13,917,320)
                                                                   ------------
  Net Assets Applicable to 47,830,914
    Shares Outstanding - 100.00% ...................               $541,370,969
                                                                   ============
  Net Asset Value - Delaware Tax-Free USA
    Fund Class A
    ($495,597,018 / 43,786,719 Shares) .............                     $11.32
                                                                         ------
  Net Asset Value - Delaware Tax-Free USA
    Fund Class B
    ($39,316,819 / 3,473,696 Shares) ...............                     $11.32
                                                                         ------
  Net Asset Value - Delaware Tax-Free USA
    Fund Class C
    ($6,457,132 / 570,499 Shares) ..................                     $11.32
                                                                         ------

  Components of Net Assets at August 31, 2001:
  Shares of beneficial interest (unlimited
    authorization - no par) .......................                $532,720,963
  Accumulated net realized loss
    on investments ................................                 (30,572,580)
  Net unrealized appreciation of investments .......                 39,222,586
                                                                   ------------
  Total net assets .................................               $541,370,969
                                                                   ============

---------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero Coupon Bond. The interest rate shown is the yield at the time of purchase.
 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.
++When-issued security.

Summary of Abbreviations:
AMBAC-Insured by the AMBAC Indemnity Corporation
AMT-Subject to Alternative Minimum Tax
Asset Gty-Insured by the Asset Guaranty Insurance Company
FGIC-Insured by the Financial Guaranty Insurance Company
FHA-Insured by the Federal Housing Authority
FHLMC-Insured by the Federal Home Loan Mortgage Corporation
FNMA-Insured by Fannie Mae
FSA-Insured by Financial Security Assurance
GNMA-Insured by Ginnie Mae
GO-General Obligation
LOC-Letter of Credit
MBIA-Insured by the Municipal Bond Insurance Association
VA-Insured by the Veterans Administration

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Fund
Net asset value Class A (A) ........................                     $11.32
Sales charge (3.75% of offering price, or
  3.89% of amount invested per share) (B) ..........                       0.44
                                                                         ------
Offering price .....................................                     $11.76
                                                                         ======
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE INSURED FUND
------------------------------

                                                       Principal        Market
August 31, 2001                                          Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds - 103.59%
  Airport/Airline Revenue Bonds - 6.38%
  Dallas-Fort Worth, Texas International Airport
    Facilities Improvement Corporation
    Revenue Refunding (American Airlines)
    Series C 6.15% 5/1/29 (AMT) ....................  $ 1,200,000   $ 1,261,968
  Massachusetts State Port Authority Special
    Facilities Revenue (Delta Air Lines Inc.
    Project) Series A 5.00% 1/1/27 (AMBAC) .........    1,000,000       975,380
  Minneapolis & St. Paul, Minnesota
    Metropolitan Airports Commission
    Revenue Series C 5.25% 1/1/32 (FGIC) ...........    1,275,000     1,299,875
  St Louis, Missouri Airport Revenue (Airport
    Development Project) Series A
    5.25% 7/1/31 (MBIA) ............................    1,000,000     1,022,670
                                                                    -----------
                                                                      4,559,893
                                                                    -----------
  Convention Center/Stadium Revenue Bonds - 1.58%
  Tampa, Florida Sports Authority Revenue
    (Tampa Bay Arena Project) Sales Tax
    5.75% 10/1/20 (MBIA) ...........................    1,000,000     1,131,980
                                                                    -----------
                                                                      1,131,980
                                                                    -----------
  General Obligation Bonds - 5.27%
  Jackson, Ohio Local School District
    (Stark & Summit Counties) School Facilities
    Construction & Improvement
    5.625% 12/1/25 (FSA) ...........................    1,000,000     1,065,960
  Melrose Park, Illinois Tax Increment Amount
    Series B 6.00% 12/15/19 (FSA) ..................    1,250,000     1,390,475
  Vancouver, Washington Limited Tax
    5.50% 12/1/25 (AMBAC) ..........................    1,250,000     1,309,413
                                                                    -----------
                                                                      3,765,848
                                                                    -----------
  Higher Education Revenue Bonds - 10.52%
  Amherst, New York Industrial Agency Civic
    Facilities Revenue (UBF Faculty Student
    Housing) Series A 5.75% 8/1/30 (AMBAC) .........    1,300,000     1,418,118
  Capital Projects Finance Authority Florida
    Student Housing Revenue (Capital Projects
    Loan Program) Series F-1
    5.00% 10/1/31 (MBIA) ...........................    2,000,000     1,989,120
  District of Columbia Revenue (Gonzaga
    College High School) 5.375% 7/1/29 (FSA) .......      590,000       608,597
  Massachusetts State Health & Education
    Facilities Authority Revenue
    (Boston College) Series J
    6.625% 7/1/21 (FGIC) ...........................       80,000        81,829
  Massachusetts State Industrial Finance
    Agency Revenue Higher Education (Clark
    University Project) 6.10% 7/1/16 ...............    1,250,000     1,353,300
  New York State Dormitory Authority Lease
    Revenue Insured (State Judicial Institute at
    Pace) 5.50% 7/1/20 (AMBAC) .....................    1,000,000     1,071,730

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
  North Carolina Capital Facilities Finance
    Agency Educational Facilities Revenue
    (Meredith College)
    5.00% 6/1/27 (AMBAC) ...........................  $   500,000   $   500,670
    5.00% 6/1/31 (AMBAC)                                  500,000       498,810
                                                                    -----------
                                                                      7,522,174
                                                                    -----------
  Hospital Revenue Bonds - 3.95%
  Chatham County, Georgia Hospital Authority
    Revenue (Memorial Health Medical Center)
    Series A 6.125% 1/1/24 .........................    1,000,000     1,059,630
  Greenwood County, South Carolina Hospital
    Revenue (Self Memorial Hospital)
    5.50% 10/1/31 ..................................      750,000       752,325
  Wichita, Kansas Hospital Revenue (Via
    Christi Health System) Refunding
    & Improvement Facilities Series III
    5.50% 11/15/25 .................................    1,000,000     1,015,380
                                                                    -----------
                                                                      2,827,335
                                                                    -----------
  Housing Revenue Bonds - 11.06%
  California Housing Finance Agency Revenue
    Series B 6.85% 8/1/23 (MBIA) ...................    3,860,000     3,962,213
  Illinois Development Finance Authority
    Revenue Refunding (Section 8)
    Series A 5.80% 7/1/28 (FHA) (MBIA) .............    2,790,000     2,892,002
  New Mexico Mortgage Finance Authority
    (Single Family Mortgage Program) Series C
    6.20% 7/1/26 (FNMA) (GNMA) .....................    1,000,000     1,049,880
                                                                    -----------
                                                                      7,904,095
                                                                    -----------
  Industrial Development Revenue Bonds - 3.12%
  Alexandria, Virginia Industrial Development
    Authority Revenue (Institute for
    Defense Analyses) Series A
    5.90% 10/1/30 (AMBAC) ..........................    1,000,000     1,103,380
  Luzerne County, Pennsylvania Industrial
    Development Authority (Pennsylvania
    Gas & Water Co. Project)
    7.00% 12/1/17 (AMBAC) (AMT) ....................    1,000,000     1,123,940
                                                                    -----------
                                                                      2,227,320
                                                                    -----------
  Other Revenue Bonds - 8.82%
  Austin, Texas Revenue Refunding
    Subordinate Lien 5.25% 5/15/20 (MBIA) ..........    5,000,000     5,310,450
**Summit County, Ohio Port Authority
    Revenue (Civic Theatre Project)
    5.00% 12/1/33 (AMBAC) ..........................    1,000,000       992,790
                                                                    -----------
                                                                      6,303,240
                                                                    -----------
  Pollution Control Revenue Bonds - 15.26%
  De Soto Parish, Louisiana Environmental
    Improvement Revenue (International Paper Co.
    Project) Series B 6.375% 5/1/25 (AMT) ..........    1,000,000     1,023,870

                                                       Principal        Market
Delaware Tax-Free Insured Fund                           Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Pollution Control Revenue Bonds (continued)
  Maricopa County, Arizona Pollution Control
    Corporation Pollution Control Revenue
    Refunding (El Paso Electric Company)
    Series A Mandatory Put 8/1/05
    6.375% 8/1/15 ..................................  $ 1,000,000   $ 1,045,780
  Mason County, West Virginia Pollution Control
    Revenue (Appalachian Power Co. Project)
    Series K 6.05% 12/1/24 (AMBAC) .................    3,000,000     3,294,300
  Petersburg, Indiana Pollution Control Revenue
    (Indianapolis Power & Light Co. Project)
    6.375% 11/2/29 .................................    1,500,000     1,591,815
  Salem County, New Jersey Industrial Pollution
    Control Financing Authority Revenue
    (Public Service Electric & Gas Co.) Series D
    6.55% 10/1/29 (MBIA) ...........................    3,600,000     3,954,204
                                                                    -----------
                                                                     10,909,969
                                                                    -----------
  Power Authority Revenue Bonds - 4.37%
  Chelan County, Washington Public Utility
    District Number 001 Consolidated Revenue
    (Chelan Hydro) Series A 5.60% 1/1/36
    (AMT) (MBIA) ...................................    3,000,000     3,120,900
                                                                    -----------
                                                                      3,120,900
                                                                    -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 14.92%
  Michigan State Hospital Finance Authority
    Revenue (Genesys Health Systems) Series A
    7.50% 10/1/27-05 ...............................    1,500,000     1,747,185
  Regional Transportation Authority Illinois
    Revenue Series D
    6.75% 6/1/25-04 (FGIC) .........................    7,970,000     8,921,140
                                                                    -----------
                                                                     10,668,325
                                                                    -----------
  Sales Tax Revenue Bonds - 1.59%
  Brevard County, Florida Constitutional Fuel Tax
    Revenue 6.00% 8/1/14 (FSA) .....................    1,000,000     1,139,990
                                                                    -----------
                                                                      1,139,990
                                                                    -----------
  School District Revenue Bonds - 4.59%
  Lakota, Ohio Local School District Refunding
    and Improvement 5.50% 12/1/14 (FGIC) ...........    1,790,000     2,006,089
    Pomona, California United School District
    6.55% 8/1/29 (MBIA) ............................    1,000,000     1,277,620
                                                                    -----------
                                                                      3,283,709
                                                                    -----------
    Transportation Revenue Bonds - 12.16%
    Dallas, Texas Area Rapid Transportation Senior
    Lien 5.00% 12/1/31 (AMBAC) .....................    3,000,000     2,956,049
**New Jersey State Highway Authority Garden
    State Parkway General Revenue
    5.50% 1/1/16 (FGIC) ............................    2,000,000     2,228,540
  Northwest Parkway Public Highway Authority
    Colorado Revenue Series A
    5.25% 6/15/41 (FSA) ............................    2,000,000     2,032,380
  Pennsylvania State Turnpike Commission
    5.00% 7/15/41 (AMBAC) ..........................    1,500,000     1,475,460
                                                                    -----------
                                                                      8,692,429
                                                                    -----------

                                                                        Market
                                                                        Value
--------------------------------------------------------------------------------
  Total Municipal Bonds
    (cost $68,962,137) .............................                $74,057,207
                                                                    -----------
  Total Market Value of Securities - 103.59%
    (cost $68,962,137) .............................                 74,057,207

  Liabilities Net of Receivables and
    Other Assets - (3.59%) .........................                 (2,565,168)
                                                                    -----------
  Net Assets Applicable to 6,528,891
    Shares Outstanding - 100.00% ...................                $71,492,039
                                                                    ===========
  Net Asset Value - Delaware Tax-Free Insured
    Fund Class A
    ($62,397,388 / 5,698,337 Shares) ...............                     $10.95
                                                                         ------
  Net Asset Value - Delaware Tax-Free Insured
    Fund Class B
    ($7,506,199 / 685,491 Shares) ..................                     $10.95
                                                                         ------
  Net Asset Value - Delaware Tax-Free Insured
    Fund Class C
    ($1,588,452 / 145,063 Shares) ..................                     $10.95
                                                                         ------

  Components of Net Assets at August 31, 2001:
  Shares of beneficial interest (unlimited
    authorization - no par) ........................                $68,456,023
  Accumulated net realized loss
    on investments .................................                 (2,059,054)
  Net unrealized appreciation of investments .......                  5,095,070
                                                                    -----------
  Total net assets .................................                $71,492,039
                                                                    ===========

---------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**When-issued security.

Summary of Abbreviations:
AMBAC-Insured by the AMBAC Indemnity Corporation
AMT-Subject to Alternative Minimum Tax
FGIC-Insured by the Financial Guaranty Insurance Company
FHA-Insured by the Federal Housing Authority
FNMA-Insured by Fannie Mae
FSA-Insured by Financial Security Assurance
GNMA-Insured by Ginnie Mae
MBIA-Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Insured Fund
Net asset value Class A (A) ........................                     $10.95
Sales charge (3.75% of offering price, or
  3.93% of amount invested per share) (B) ..........                       0.43
                                                                         ------
Offering price .....................................                     $11.38
                                                                         ======

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE USA INTERMEDIATE FUND
---------------------------------------

                                                       Principal       Market
August 31, 2001                                          Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds - 101.86%
  Airport/Airline Revenue Bonds - 4.13%
  Dallas-Fort Worth, Texas International Airport
    Facilities Improvement Corporation
    Revenue Refunding (American Airlines)
    Series C Mandatory Put 11/1/07
    6.15% 5/1/29 (AMT) .............................  $ 1,000,000   $ 1,051,640
                                                                    -----------
                                                                      1,051,640
                                                                    -----------
 General Obligation Bonds - 4.17%
 Chicago, Illinois Board of Education Chicago
    School Reform Board-Series A
    5.25% 12/1/20 (FGIC) ...........................    1,000,000     1,061,890
                                                                    -----------
                                                                      1,061,890
                                                                    -----------
  Higher Education Revenue Bonds - 6.40%
  Forest Grove, Oregon Revenue Campus
    Improvement & Refunding (Pacific University)
    6.30% 5/1/25 (Asset Gty) .......................    1,000,000     1,112,370
  University of Cincinnati, Ohio General Receipts
    Series A 5.25% 6/1/24 (FGIC) ...................      500,000       515,930
                                                                    -----------
                                                                      1,628,300
                                                                    -----------
  Highway Revenue Bonds - 8.25%
  Arizona State Transportation Board Highway
    Revenue 6.25% 7/1/16 ...........................    1,850,000     2,097,512
                                                                    -----------
                                                                      2,097,512
                                                                    -----------
  Hospital Revenue Bonds - 3.97%
  Denver, Colorado Health & Hospital Authority
    Healthcare Revenue Series A
    6.00% 12/1/31 ..................................    1,000,000     1,009,570
                                                                    -----------
                                                                      1,009,570
                                                                    -----------
  Industrial Development Revenue Bonds - 11.58%
  Alliance, Texas Airport Authority Special
    Facilities Revenue (Federal Express Corp.
    Project) 6.375% 4/1/21 (AMT) ...................    1,000,000     1,027,190
  Dunes, Florida Community Development
    District-Intracoastal Waterway Bridge (ITT
    Industries Corporation) 5.50% 10/1/07 ..........      825,000       863,222
  Toledo, Lucas County, Ohio Port Authority
    Development Revenue (Northwest Ohio Bond
    Fund - Alex Products Inc.) 6.125% 11/15/09
    (AMT) (LOC Fifth Third Bank) ...................    1,000,000     1,055,930
                                                                    -----------
                                                                      2,946,342
                                                                    -----------
  Other Revenue Bonds - 9.30%
  Colorado Educational & Cultural Facilities
    Authority Revenue (National Conference of
    State Legislators) 5.25% 6/1/21 ................    1,325,000     1,340,516
  West Virginia School Building Authority Revenue
    Capital Improvement
    5.625% 7/1/02 (MBIA) ...........................    1,000,000     1,026,120
                                                                    -----------
                                                                      2,366,636
                                                                    -----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Pollution Control Revenue Bonds - 19.39%
  Delaware State Economic Development Authority
    Revenue Refunding Pollution Control
    (Delmarva Power)
    Series C Mandatory Put 5/1/11
    4.90% 5/1/26 (AMBAC) ...........................  $ 1,500,000   $ 1,563,854
  Maricopa County, Arizona Pollution Control
    Corporation Pollution Control Revenue
    Refunding (El Paso Electric Company)
    Series A Mandatory Put 8/1/05
    6.375% 8/1/15 ..................................    1,250,000     1,307,225
  Montgomery County Industrial Development
    Authority Pollution Control Revenue
    (Philadelphia Electric Company) Series A
    5.20% 10/1/30 ..................................    1,000,000     1,041,640
  Petersburg, Indiana Pollution Control Revenue
    (Indiana Power & Light Co. Project)
    5.75% 8/1/21 ...................................    1,000,000     1,018,670
                                                                    -----------
                                                                      4,931,389
                                                                    -----------
  Power Authority Revenue Bonds - 5.60%
  Jacksonville, Florida Electric Authority Revenue
    Electric System Series 3-C
    5.50% 10/1/30 ..................................      300,000       307,635
  Metropolitan Government Nashville & Davidson
    County, Tennessee Electric Revenue
    Series B 5.50% 5/15/14 .........................    1,000,000     1,118,020
                                                                    -----------
                                                                      1,425,655
                                                                    -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 2.92%
  Easton, Pennsylvania Joint Sewer Authority
    5.60% 4/1/03 (Escrowed to Maturity)
    (Asset Gty) ....................................      200,000       209,036
  Metropolitan Pier & Exposition Authority
    Illinois Hospitality Facilities (McCormick
    Place Convention) 5.75% 7/1/06
    (Escrowed to Maturity) .........................      500,000       534,000
                                                                    -----------
                                                                        743,036
                                                                    -----------
  Recreational Area Revenue Bonds - 2.04%
  Cicero, New York Local Development
    Corporation Revenue (Cierco Community
    Recreation Project) Series A
    6.75% 5/1/42 ...................................      500,000       519,110
                                                                    -----------
                                                                        519,110
                                                                    -----------
  School Revenue Bonds - 4.00%
  Pennsylvania Economic Development
    Financing Authority School Revenue
    (Germantown Friends School Project)
    5.35% 8/15/31 ..................................    1,000,000     1,016,570
                                                                    -----------
                                                                      1,016,570
                                                                    -----------

                                                       Principal        Market
Delaware Tax-Free USA Intermediate Fund                 Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Territorial Revenue Bonds - 4.18%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue Series B
    6.00% 7/1/26 ...................................  $ 1,000,000   $ 1,062,630
                                                                    -----------
                                                                      1,062,630
                                                                    -----------
  Transportation Revenue Bonds - 6.32%
  Harris County, Texas Industrial Development
    Corporation Airport Facilities Refunding
    (Continental Airlines Project)
    5.00% 7/1/07 (AMT) .............................    1,080,000     1,028,430
  Rhode Island Port Authority and Economic
    Development Corporation Airport Revenue
    Series A 5.80% 7/1/02 (AMT) (FSA) ..............      565,000       579,193
                                                                    -----------
                                                                      1,607,623
                                                                    -----------
  Water & Sewer Revenue Bonds - 9.61%
  Marysville, Washington Water & Sewer
    Revenue 5.50% 12/1/02 (MBIA) ...................      200,000       207,172
**Ohio State Water Development Authority
    Revenue (Fresh Water) Series B
    5.50% 12/1/19 (FSA) ............................    1,000,000     1,104,370
  Virginia State Resource Authority Clean Water
    Revenue 6.00% 10/1/16 ..........................    1,000,000     1,133,510
                                                                    -----------
                                                                      2,445,052
                                                                    -----------
  Total Municipal Bonds
    (cost $24,758,085) .............................                 25,912,955
                                                                    -----------
  Total Market Value of Securities - 101.86%
    (cost $24,758,085) .............................                 25,912,955

  Liabilities Net of Receivables and
  Other Assets - (1.86%) ...........................                   (473,371)
                                                                    -----------
  Net Assets Applicable to 2,336,319
    Shares Outstanding - 100.00% ...................                $25,439,584
                                                                    ===========
  Net Asset Value - Delaware Tax-Free USA
    Intermediate Fund Class A
    ($19,471,060 / 1,788,182 Shares) ...............                     $10.89
                                                                         ------
  Net Asset Value - Delaware Tax-Free USA
    Intermediate Fund Class B
    ($2,366,275 / 217,314 Shares) ..................                     $10.89
                                                                         ------
  Net Asset Value - Delaware Tax-Free USA
    Intermediate Fund Class C
    ($3,602,249 / 330,823 Shares) ..................                     $10.89
                                                                         ------

                                                                        Market
                                                                        Value
--------------------------------------------------------------------------------
  Components of Net Assets at August 31, 2001:
  Shares of beneficial interest (unlimited
    authorization - no par) ........................                $24,922,214
  Accumulated net realized loss
    on investments .................................                   (637,500)
  Net unrealized appreciation of investments .......                  1,154,870
                                                                    -----------
  Total net assets .................................                $25,439,584
                                                                    ===========
---------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**When-issued security.

Summary of Abbreviations:
AMBAC-Insured by the AMBAC Indemnity Corporation
AMT-Subject to Alternative Minimum Tax
Asset Gty-Insured by the Asset Guaranty Insurance Company
FGIC-Insured by the Financial Guaranty Insurance Company
FSA-Insured by Financial Security Assurance
LOC-Letter of Credit
MBIA-Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A) ........................                     $10.89
Sales charge (2.75% of offering price, or
  2.85% of amount invested per share) (B) ..........                       0.31
                                                                         ------
Offering price .....................................                     $11.20
                                                                         ======
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
------------------------------------------------

                                                       Principal       Market
August 31, 2001                                          Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.27%
  Airport/Airline Revenue Bonds - 8.26%
  Chicago, Illinois O'Hare International Airport
    Special Facilities Revenue (United Airlines Inc.
    Project) Series C 6.30% 5/1/16 .................  $ 1,000,000   $ 1,028,390
  Dallas-Fort Worth, Texas International Airport
    Facilities Improvement Corporation Revenue
    Refunding (American Airlines Inc.) Series C
    6.15% 5/1/29-07 (AMT) ..........................    2,000,000     2,103,280
  Houston, Texas Airport System Special
    Facilities Revenue (Continental Airlines
    Inc. Project) Series E  6.75% 7/1/29 (AMT) .....    1,000,000     1,000,640
  Minneapolis & St. Paul, Minnesota Metropolitan
    Airports Commission Special Facilities
    Revenue (Northwest Airlines Inc. Project)
    Series A 7.00% 4/1/25 (AMT) ....................    1,000,000       991,940
  New Jersey Economic Development Authority
    Special Facilities Revenue (Continental Airlines
    Inc. Project) 7.00% 11/15/30 (AMT) .............    1,300,000     1,370,577
  Port Seattle, Washington Special Facilities
    Revenue (Northwest Airlines Inc. Project)
    7.25% 4/1/30 (AMT) .............................    1,000,000     1,009,310
  Tulsa, Oklahoma Municipal Airport (American
    Airlines Corp.) Series B
    6.00% 6/1/35 (AMT) .............................    1,000,000     1,042,820
                                                                    -----------
                                                                      8,546,957
                                                                    -----------
  Continuing Care/Retirement Revenue Bonds - 8.10%
  Gainesville & Hall County, Georgia Development
    Authority Revenue (Lanier Village Estates)
    Series C 7.25% 11/15/29 ........................    1,000,000       995,080
  Illinois Health Facilities Authority Revenue
    (Lutheran Senior Ministries)
    7.375% 8/15/31 .................................    1,000,000     1,001,130
  Indianapolis, Indiana Economic Development
    Authority Revenue (National
    Benevolent Association) 7.25% 10/1/10 ..........      700,000       721,980
  Marion County, Missouri Nursing Home District
    Revenue 7.00% 8/1/13 ...........................    1,050,000     1,057,392
  Montgomery County, Pennsylvania Higher
    Education and Health Authority
    Revenue (Foulkeways at Gwynedd Project)
    6.75% 11/15/30 .................................    1,000,000     1,045,220
  Philadelphia, Pennsylvania Hospitals & Higher
    Education Facilities Authority Revenue (The
    Philadelphia Protestant Home Project)
    Series A 6.50% 7/1/27 ..........................    1,100,000     1,004,146
  South Dakota Health & Education Facilities
    Authority Revenue (Westhills
    Village Retirement) 7.25% 9/1/13 ...............    1,125,000     1,127,700

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Continuing Care/Retirement Revenue Bonds (continued)
  Vermont Education & Health Building Financing
    Agency Revenue Health Care Facility (Copley
    Manor Project) 6.15% 4/1/19 ....................  $ 1,730,000   $ 1,430,520
                                                                    -----------
                                                                      8,383,168
                                                                    -----------
  Convention Center/Stadium Revenue Bonds - 1.00%
  Myrtle Beach, South Carolina Jobs Economic
    Development Authority Revenue (Myrtle
    Beach Convention) Series A
    6.625% 4/1/36 ..................................    1,000,000     1,037,610
                                                                    -----------
                                                                      1,037,610
                                                                    -----------
  General Obligation Bonds - 4.70%
  Etowah County, Alabama Refunding Warrants
    8.50% 11/1/10 ..................................      240,000       245,882
  Illinois State Development Finance Authority
    East St. Louis Debt Restructure Revenue
    7.375% 11/15/11 ................................    1,100,000     1,234,904
  Niles, Illinois Park District Unlimited Tax
    Series A 6.65% 12/1/14 .........................      860,000       907,661
  Orange Beach, Alabama Refunding & Capital
    Improvement Warrants Unlimited Tax
    6.25% 10/1/13 ..................................    1,500,000     1,534,650
  Romeoville, Illinois Unlimited Tax Series A
    7.80% 1/1/11 ...................................      885,000       939,463
                                                                    -----------
                                                                      4,862,560
                                                                    -----------
  Higher Education Revenue Bonds - 16.54%
  Maine Finance Authority Education Revenue
    (Waynflete School) 6.40% 8/1/19 ................    1,000,000     1,051,300
  Maryland Economic Development Corporation
    Student Housing Revenue (Collegiate Housing
    Foundation - University Courtyard)
    Series A 5.75% 6/1/24 ..........................    1,250,000     1,245,938
    (Collegiate Housing Foundation - University
    Courtyard) 5.75% 6/1/31 ........................    1,000,000       987,960
    (University Village At Sheppard Pratt)
    6.00% 7/1/33 ...................................    1,000,000     1,060,190
  Massachusetts State Health & Education
    Facilities Authority (Nichols College)
    Series C
    6.00% 10/1/17 ..................................    1,000,000       921,040
    6.125% 10/1/29 .................................    4,400,000     3,971,484
  Minnesota State Higher Education Facilities
    Authority (College of Art & Design)
    Series 5-D 6.75% 5/1/26 ........................    1,000,000     1,076,230

                                                       Principal       Market
Delaware National High-Yield Municipal Bond Fund         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
  New Hampshire Higher Education & Health
    Facilities Authority (Brewster Academy)
    6.125% 3/1/19 ..................................  $ 2,000,000   $ 1,913,240
    6.75% 6/1/25 ...................................    1,000,000     1,025,130
  New Jersey State Educational Facilities
    Authority Revenue (Bloomfield
    College) Series A 6.85% 7/1/30 .................    1,320,000     1,390,475
  Savannah, Georgia Economic Development
    Authority Revenue (College of Art & Design)
    6.50% 10/1/13 ..................................    1,000,000     1,072,950
  Scranton-Lackawanna, Pennsylvania Health &
    Welfare Authority First Mortgage Revenue
    (Lackawanna Junior College)
    5.75% 11/1/20 ..................................    1,510,000     1,399,981
                                                                    -----------
                                                                     17,115,918
                                                                    -----------
  Hospital Revenue Bonds - 11.91%
  Chatham County, Georgia Hospital Authority
    Revenue (Memorial Health Medical Center)
    Series A 6.125% 1/1/24 .........................    1,000,000     1,059,630
  Chester County, Pennsylvania Health &
    Educational Facilities Authority Hospital
    Revenue (Chester County Hospital Project)
    Series A 6.75% 7/1/31 ..........................    1,000,000     1,031,660
  Cuyahoga County, Ohio Health Care Facilities
    Revenue (Benjamin Rose Institute Project)
    5.50% 12/1/28 ..................................    1,250,000     1,092,638
  Illinois Health Facilities Authority Revenue
    (Midwest Physician Group Limited)
    5.50% 11/15/19 .................................    1,685,000     1,383,419
  Massachusetts State Development Finance
    Agency Revenue (Boston Biomedical Research)
    5.75% 2/1/29 ...................................    1,000,000       948,520
  Mississippi Development Bank Special
    Obligation (Madison County Hospital Project)
    6.40% 7/1/29 ...................................    1,585,000     1,720,850
  Philadelphia, Pennsylvania Hospitals & Higher
    Education Facilities Authority Hospital
    Revenue (Jeanes Health System Project)
    6.85% 7/1/22 ...................................    1,000,000     1,011,920
  Puerto Rico Industrial Tourist Educational
    Medical & Environmental Control Facilities
    (Mennonite General Hospital Project)
    Series A 5.625% 7/1/27 .........................      250,000       213,380
  Richland County, Ohio Hospital Facilities
    Revenue (Medcentral Health System) Series B
    6.375% 11/15/30 ................................    1,500,000     1,538,595
  Saint Joseph County, Indiana Industrial
    Economic Development (Madison Center
    Project) 5.50% 2/15/21 .........................    1,150,000     1,048,812

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  South Dakota Health & Education Facilities
    Authority Revenue (Huron Regional Medical
    Center) 7.00% 4/1/10 ...........................  $ 1,000,000   $ 1,030,220
  Westmoreland County, Pennsylvania Industrial
    Development Authority Hospital Revenue
    (Citizens General Hospital) 5.25% 7/1/15 .......      245,000       247,795
                                                                    -----------
                                                                     12,327,439
                                                                    -----------
  Industrial Development Revenue Bonds - 7.35%
  Alliance, Texas Airport Authority Special
    Facilities Revenue (Federal Express Corp.
    Project) 6.375% 4/1/21 (AMT) ...................    2,000,000     2,054,380
  Ashland, Kentucky Sewer & Solid Waste
    Revenue (Ashland, Inc. Project)
    7.125% 2/1/22 (AMT) ............................    1,200,000     1,277,568
  De Soto Parish, Louisiana Environmental
    Improvement Revenue (International Paper
    Company Project) Series A
    6.35% 2/1/25 (AMT) .............................    1,650,000     1,730,784
  Moundville, Alabama Industrial Development
    Board Revenue (Lawter International,
    Inc. Project) Series LI 6.75% 12/1/11 ..........    1,500,000     1,540,455
  Virginia Beach, Virginia Development Authority
    Revenue Refunding (Ramada on the Beach)
    6.625% 12/1/09 .................................    1,000,000     1,000,330
                                                                    -----------
                                                                      7,603,517
                                                                    -----------
  Other Revenue Bonds - 8.64%
  Chicago, Illinois Tax Increment Subordinate
    (Central Loop Redevelopment)
    Series A 6.50% 12/1/08 .........................    1,000,000     1,039,340
  Colorado Postsecondary Education Facilities
    Authority (Ocean Journey Project)
    8.00% 12/1/06 ..................................      800,000       802,384
  Dauphin County, Pennsylvania General Authority
    (Riverfront Office & Parking) Series A
    5.75% 1/1/10 ...................................    1,875,000     1,868,099
  Las Vegas, Nevada Local Improvement Special
    District #808 (Summerlin Area)
    6.75% 6/1/21 ...................................    1,000,000     1,027,140
  Lowry, Colorado Economic Redevelopment
    Authority Revenue Series A
    (Private Placement)
    7.30% 12/1/10 ..................................      925,000     1,019,859
  Orlando, Florida Special Assessment (Conroy
    Road Interchange) Series B
    5.25% 5/1/05 ...................................      595,000       592,703
  Prescott Valley, Arizona Improvement District
    Special Assessment 7.90% 1/1/12 ................      500,000       535,230

                                                       Principal       Market
Delaware National High-Yield Municipal Bond Fund         Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Other Revenue Bonds (continued)
  Sacramento, California City Financing Authority
    Revenue (Convention Center Hotel) Series A
    6.25% 1/1/30 ...................................  $ 1,000,000   $ 1,020,350
  Washington State Housing Finance Commission
    (State School Directors' Association)
    (Private  Placement)
    8.25% 7/1/02 ...................................       40,000        41,368
    8.25% 7/1/12 ...................................      625,000       648,113
  Westminster, Colorado Shaw Heights Special
    Improvement District Series A
    7.50% 12/1/07 ..................................      350,000       352,209
                                                                    -----------
                                                                      8,946,795
                                                                    -----------
  Pollution Control Revenue Bonds - 10.19%
  California Pollution Control Financing Authority
  Pollution Control Revenue
    (Laidlaw Environmental Inc.)
    Series A 6.70% 7/1/07 (AMT) ....................    1,000,000        13,000
  Gulf Coast, Texas Waste Disposal Authority
    Revenue (Valero Energy Project)
    6.65% 4/1/32 (AMT) .............................    2,000,000     2,089,960
  Midland County, Michigan Economic
    Development Subordinate Limited
    Obligation (Midland Congeneration)
    Series A 6.875% 7/23/09 (AMT) ..................    1,950,000     2,010,801
  Mississippi Business Finance Corporation
    Pollution Control Revenue (System Energy
    Resources Inc. Project) 5.875% 4/1/22 ..........    1,750,000     1,736,490
  New Hampshire State Business Finance
    Authority Pollution Control Revenue (Public
    Service Co. of New Hampshire) Series D
    6.00% 5/1/21 (AMT) .............................    2,320,000     2,352,619
  Petersburg, Indiana Pollution Control Revenue
    (Indianapolis Power & Light Co. Project)
    6.375% 11/2/29 .................................    1,000,000     1,061,210
  Schuylkill County, Pennsylvania Industrial
    Development Authority Resource Recovery
    Revenue Refunding (Schuylkill Energy Resource)
    6.50% 1/1/10 (AMT) .............................    1,265,000     1,279,181
                                                                    -----------
                                                                     10,543,261
                                                                    -----------
  Power Authority Revenue Bonds - 0.92%
  Clark County, Nevada Industrial Development
    Revenue (Nevada Power Company Project)
    Series A 5.90% 11/1/32 .........................    1,000,000       949,500
                                                                    -----------
                                                                        949,500
                                                                    -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 13.44%
  Bedford Park, Illinois Tax Increment Revenue
    8.00% 12/1/10-04 ...............................    1,200,000     1,383,384

                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Chelsea, Oklahoma Gas Authority Revenue
    Gas Systems
    7.25% 7/1/13-04 ................................  $   600,000   $   679,326
    7.30% 7/1/19-04 ................................      700,000       793,492
  Easton, Pennsylvania Area Joint Sewer
    Authority 6.20% 4/1/09-03 ......................    1,000,000     1,053,780
  Elizabeth Borough, Pennsylvania Municipal
    Authority Guaranteed Sewer
    7.15% 1/1/21-02 ................................      500,000       517,385
  Illinois Health Facilities Authority Revenue
    (Midwest Physician Group Project)
    8.10% 11/15/14-04 ..............................      910,000     1,055,236
  Illinois State Development Finance Authority
    (Harrisburg Medical Center Project)
    7.00% 3/1/06 (Escrowed to Maturity) ............      400,000       442,696
    7.20% 3/1/07-06 ................................      400,000       444,600
    7.20% 3/1/08-06 ................................      400,000       444,600
  Maricopa County, Arizona Pollution Control
    Corporation Pollution Control Revenue
    Refunding (El Paso Electric Company)
    Series A 6.375% 8/1/15-05 ......................    1,750,000     1,830,115
  New Kensington, Pennsylvania Municipal
    Sanitation Authority Revenue
    7.50% 10/1/11-01 ...............................    1,000,000     1,004,040
  Oklahoma City, Oklahoma Public Property
    Authority (City Golf System)
    8.30% 10/1/16-01 ...............................    1,000,000     1,024,630
  Pennsylvania Higher Education Facilities
    Authority (Drexel University)
    6.75% 5/1/12-03 ................................    1,300,000     1,410,605
  Pocatello, Idaho Development Authority
    Allocation Tax Increment Revenue
    Series B 7.25% 12/1/08-04 ......................       35,000        37,219
  Volusia County, Florida Industrial Development
    Authority Mortgage Revenue (Bishops Glen
    Project Retirement Health Facilities)
    7.50% 11/1/16-06 ...............................      860,000     1,003,654
  West Chicago, Illinois Tax Increment
    7.375% 12/1/12-02 ..............................      720,000       782,935
                                                                    -----------
                                                                     13,907,697
                                                                    -----------
  Recreational Area Revenue Bonds - 2.01%
  Cicero, New York Local Development
    Corporation Revenue (Cierco Community
    Recreation Project) Series A
    6.75% 5/1/42 ...................................    1,000,000     1,038,220
  Santa Fe, New Mexico Municipal Recreation
    Complex Net Revenue 5.625% 12/1/23 .............    1,065,000     1,038,513
                                                                    -----------
                                                                      2,076,733
                                                                    -----------

                                                       Principal        Market
Delaware National High-Yield Municipal Bond Fund         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Transportation Revenue Bonds - 1.47%
  Director State, Nevada Department of
    Business & Industry (Las Vegas
    Monorail Project) 2nd Tier
    7.375% 1/1/40 ..................................  $ 1,500,000  $  1,517,160
                                                                   ------------
                                                                      1,517,160
                                                                   ------------
  Water & Sewer Revenue Bonds - 3.74%
  Franklin County, Missouri Public Water Supply
    District #3 (Waterworks & Sewer
    System) Series B 7.375% 12/1/18 ................    1,255,000     1,320,849
  Upper Bear Creek, Alabama Water, Sewer &
    Fire Protection District Water Revenue
    6.25% 8/1/15 ...................................    1,250,000     1,302,650
  Vance, Alabama Governmental Utility Services
    Corporation Sewer Services Revenue
    7.50% 10/1/18 ..................................    1,505,000     1,249,030
                                                                   ------------
                                                                      3,872,529
                                                                   ------------
  Total Municipal Bonds
    (cost $99,990,131) .............................                101,690,844
                                                                   ------------
  Total Market Value of Securities - 98.27%
    (cost $99,990,131) .............................                101,690,844

  Receivables and Other Assets
    Net of Liabilities - 1.73% .....................                  1,790,933
                                                                   ------------
  Net Assets Applicable to 10,101,243
    Shares Outstanding - 100.00% ...................               $103,481,777
                                                                   ============

  Net Asset Value - Delaware National
    High-Yield Municipal Bond Fund Class A
    ($76,018,036 / 7,425,794 Shares) ...............                     $10.24
                                                                         ------
  Net Asset Value - Delaware National
    High-Yield Municipal Bond Fund Class B
    ($20,276,592 / 1,975,588 Shares) ...............                     $10.26
                                                                         ------
  Net Asset Value - Delaware National
    High-Yield Municipal Bond Fund Class C
    ($7,187,149 / 699,861 Shares) ..................                     $10.27
                                                                         ------

Components of Net Assets at August 31, 2001:
Shares of Beneficial Interest (unlimited
  authorization-no par) ............................               $105,787,473
Distributions in excess of net
  investment income ................................                     (4,804)
Accumulated net realized loss
  on investments ...................................                 (4,001,605)
Net unrealized appreciation of investments .........                  1,700,713
                                                                   ------------
Total net assets ...................................               $103,481,777
                                                                   ============
---------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMT-Subject to Alternative Minimum Tax

Net Asset Value and Offering Price per Share-
  Delaware National High Yield Municipal Bond Fund
Net asset value Class A (A) ........................                     $10.24
Sales charge (3.75% of offering price, or
  3.91% of amount invested per share) (B) ..........                       0.40
                                                                         ------
Offering price .....................................                     $10.64
                                                                         ======
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

August 31, 2001                          Delaware Tax-Free USA Intermediate Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $24,758,085) ...........  $25,912,955
Cash ...............................................      302,249
Interest receivable ................................      329,997
Subscriptions receivable ...........................       46,891
Receivables for securities sold ....................    1,031,108
                                                      -----------
Total assets .......................................   27,623,200
                                                      -----------

Liabilities:
Liquidations payable ...............................        5,080
Payables for securities purchased ..................    2,109,671
Distributions payable ..............................       26,856
Other accounts payable and accrued expenses ........       42,009
                                                      -----------
Total liabilities ..................................    2,183,616
                                                      -----------

Total Net Assets ...................................  $25,439,584
                                                      ===========

                             See accompanying notes

Statements of Operations

                                                                 Delaware      Delaware         Delaware              Delaware
                                                                 Tax-Free      Tax-Free       Tax-Free USA       National High-Yield
August 31, 2001                                                  USA Fund    Insured Fund   Intermediate Fund    Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ....................................................  $27,270,463    $3,864,462       $1,319,860             $6,670,508
                                                               -----------    ----------       ----------             ----------

Expenses:
Management fees .............................................    2,421,754       344,849          123,141                562,262
Distribution expense ........................................    1,101,392       197,943           77,297                453,386
Dividend disbursing and transfer agent fees and expenses ....      280,352        55,750           36,102                 53,050
Accounting and administration expenses ......................      169,849        29,742           10,603                 43,942
Reports and statements to shareholders ......................       51,879        12,834            6,980                 15,000
Professional fees ...........................................       35,631        11,038            3,080                 13,788
Custodian fees ..............................................       25,228        42,082            2,314                  6,101
Registration fees ...........................................       23,353        52,900           31,251                 30,175
Trustees' fees ..............................................       10,300         6,150            4,100                  4,012
Taxes (other than taxes on income) ..........................           50           773               48                    150
Other .......................................................       46,526        22,899            7,566                 11,828
                                                               -----------    ----------       ----------             ----------
                                                                 4,166,314       776,960          302,482              1,193,694
Less expenses absorbed or waived ............................      (47,229)           --          (64,068)                     -
Less expenses paid indirectly ...............................      (21,895)       (3,435)          (1,323)                (5,227)
                                                               -----------    ----------       ----------             ----------
Total expenses ..............................................    4,097,190       773,525          237,091              1,188,467
                                                               -----------    ----------       ----------             ----------

Net Investment Income .......................................   23,173,273     3,090,937        1,082,769              5,482,041
                                                               -----------    ----------       ----------             ----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments .....................    4,037,363     1,494,054          574,124               (289,705)
Net change in unrealized appreciation/depreciation
   of investments ...........................................   15,517,834     2,083,452          639,627              3,195,180
                                                               -----------    ----------       ----------             ----------

Net Realized and Unrealized Gain on Investments .............   19,555,197     3,577,506        1,213,751              2,905,475
                                                               -----------    ----------       ----------             ----------

Net Increase in Net Assets Resulting from Operations ........  $42,728,470    $6,668,443       $2,296,520             $8,387,516
                                                               ===========    ==========       ==========             ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                           Delaware                              Delaware
                                                                           Tax-Free                              Tax-Free
                                                                           USA Fund                            Insured Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended                            Year Ended
                                                                   8/31/01            8/31/00           8/31/01            8/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment income .......................................  $ 23,173,273       $ 26,108,213       $ 3,090,937       $ 3,480,813
Net realized gain (loss) on investments .....................     4,037,363         (4,055,178)        1,494,054          (824,214)
Net change in unrealized appreciation/depreciation
   of investments ...........................................    15,517,834            407,956         2,083,452           826,088
                                                               ------------       ------------       -----------       -----------
Net increase in net assets resulting from operations ........    42,728,470         22,460,991         6,668,443         3,482,687
                                                               ------------       ------------       -----------       -----------

Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ..................................................   (21,947,860)       (24,596,193)       (2,810,922)       (3,231,870)
   Class B ..................................................    (1,144,841)        (1,392,008)         (227,719)         (200,728)
   Class C ..................................................       (80,572)          (120,012)          (52,296)          (48,215)
                                                               ------------       ------------       -----------       -----------
                                                                (23,173,273)       (26,108,213)       (3,090,937)       (3,480,813)
                                                               ------------       ------------       -----------       -----------

Capital Share Transactions:
Proceeds from shares sold:
   Class A ..................................................    36,321,838         85,044,977         6,263,988         5,158,146
   Class B ..................................................     2,120,525          3,695,183         2,981,374         1,248,758
   Class C ..................................................       577,974            561,753           933,434           322,101

Net assets from merger(1):
   Class A ..................................................    82,534,293                 --                --                --
   Class B ..................................................    14,865,728                 --                --                --
   Class C ..................................................     4,799,158                 --                --                --

Net asset value of shares issued upon reinvestment of
   dividends and distributions:
   Class A ..................................................    11,525,290         12,975,219         1,513,766         1,689,638
   Class B ..................................................       588,527            746,888           140,782           119,807
   Class C ..................................................        54,048             80,576            28,911            42,325
                                                               ------------       ------------       -----------       -----------
                                                                153,387,381        103,104,596        11,862,255         8,580,775
                                                               ------------       ------------       -----------       -----------
Cost of shares repurchased:
   Class A ..................................................   (74,234,095)      (158,872,737)      (10,279,432)      (13,565,952)
   Class B ..................................................    (5,457,507)       (12,301,063)         (926,387)       (1,403,868)
   Class C ..................................................      (925,980)        (2,140,462)         (266,989)       (1,033,611)
                                                               ------------       ------------       -----------       -----------
                                                                (80,617,582)      (173,314,262)      (11,472,808)      (16,003,431)
                                                               ------------       ------------       -----------       -----------

Increase (decrease) in net assets derived from capital
   share transactions .......................................    72,769,799        (70,209,666)          389,447        (7,422,656)
                                                               ------------       ------------       -----------       -----------
Net Increase (Decrease)
   in Net Assets ............................................    92,324,996        (73,856,888)        3,966,953        (7,420,782)

Net Assets:
Beginning of period .........................................   449,045,973        522,902,861        67,525,086        74,945,868
                                                               ------------       ------------       -----------       -----------
End of period ...............................................  $541,370,969       $449,045,973       $71,492,039       $67,525,086
                                                               ============       ============       ===========       ===========

                             See accompanying notes

(1) See footnote 5.

                                                                             Delaware                             Delaware
                                                                              Tax-Free                      National High-Yield
                                                                       USA Intermediate Fund                Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended                          Year Ended
                                                                      8/31/01          8/31/00           8/31/01           8/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment income .....................................        $ 1,082,769      $ 1,240,841      $  5,482,041      $  6,039,292
Net realized gain (loss) on investments ...................            574,124         (586,295)         (289,705)       (3,598,733)
Net change in unrealized appreciation/depreciation
  of investments .........................................             639,627          708,648         3,195,180        (1,048,109)
                                                                   -----------      -----------      ------------      ------------
Net increase in net assets resulting from operations .....           2,296,520        1,363,194         8,387,516         1,392,450
                                                                   -----------      -----------      ------------      ------------

Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ..................................................         (908,147)      (1,055,335)       (4,243,982)       (4,552,375)
   Class B ..................................................          (75,975)         (79,632)         (899,675)         (976,897)
   Class C ..................................................          (98,647)        (105,874)         (374,595)         (473,809)
                                                                   -----------      -----------      ------------      ------------
                                                                    (1,082,769)      (1,240,841)       (5,518,252)       (6,003,081)
                                                                   -----------      -----------      ------------      ------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A ..................................................        3,626,988        6,584,664         9,636,328        13,309,389
   Class B ..................................................        1,014,944        1,247,962         4,535,142         6,210,818
   Class C ..................................................        1,443,867          315,788         1,980,159         4,417,736

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
   Class A ..................................................          558,211          657,833         2,231,534         2,624,017
   Class B ..................................................           52,568           50,702           472,340           540,053
   Class C ..................................................           66,465           73,335           199,235           306,694
                                                                   -----------      -----------      ------------      ------------
                                                                     6,763,043        8,930,284        19,054,738        27,408,707
                                                                   -----------      -----------      ------------      ------------
Cost of shares repurchased:
   Class A ..................................................       (6,318,862)     (11,882,899)      (16,174,316)      (20,382,609)
   Class B ..................................................         (561,918)      (1,754,606)       (3,650,761)       (8,954,377)
   Class C ..................................................         (494,599)      (1,267,905)       (3,967,979)       (5,813,679)
                                                                   -----------      -----------      ------------      ------------
                                                                    (7,375,379)     (14,905,410)      (23,793,056)      (35,150,665)
                                                                   -----------      -----------      ------------      ------------

Increase (decrease) in net assets derived from capital
  share transactions ........................................         (612,336)      (5,975,126)       (4,738,318)       (7,741,958)
                                                                   -----------      -----------      ------------      ------------
Net Increase (Decrease) in Net Assets .......................          601,415       (5,852,773)       (1,869,054)      (12,352,589)

Net Assets:
Beginning of period .........................................       24,838,169       30,690,942       105,350,831       117,703,420
                                                                   -----------      -----------      ------------      ------------
End of period ...............................................      $25,439,584      $24,838,169      $103,481,777      $105,350,831
                                                                   ===========      ===========      ============      ============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free USA Fund Class A
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                 8/31/01     8/31/00      8/31/99     8/31/98      8/31/97
Net asset value, beginning of period ........................    $10.830     $10.890      $11.830     $11.710      $11.550

Income (loss) from investment operations:
   Net investment income ....................................      0.582       0.587        0.593       0.597        0.666
   Net realized and unrealized gain (loss) on investments ...      0.490      (0.060)      (0.916)      0.310        0.210
                                                                 ---------------------------------------------------------
   Total from investment operations .........................      1.072       0.527       (0.323)      0.907        0.876
                                                                 ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................     (0.582)     (0.587)      (0.593)     (0.597)      (0.666)
   Net realized gain on investments .........................         --          --       (0.024)     (0.190)      (0.050)
                                                                 ---------------------------------------------------------
   Total dividends and distributions ........................     (0.582)     (0.587)      (0.617)     (0.787)      (0.716)
                                                                 ---------------------------------------------------------

Net asset value, end of period ..............................    $11.320     $10.830      $10.890     $11.830      $11.710
                                                                 =========================================================

Total return(1) .............................................     10.19%       5.11%       (2.90%)      8.00%        7.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................   $495,597    $421,136     $485,240    $586,848     $615,852
   Ratio of expenses to average net assets ..................      0.88%       0.97%        1.00%       0.97%        0.94%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ................      0.89%       0.97%        1.00%       0.97%        0.94%
   Ratio of net investment income to average net assets .....      5.29%       5.54%        5.13%       5.08%        5.73%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .....      5.28%       5.54%        5.13%       5.08%        5.73%
   Portfolio turnover .......................................       103%         76%          59%         81%          44%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free USA Fund Class B
--------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                 8/31/01     8/31/00      8/31/99     8/31/98      8/31/97
Net asset value, beginning of period ........................    $10.830     $10.890      $11.830     $11.710      $11.550

Income (loss) from investment operations:
   Net investment income ....................................      0.494       0.502        0.500       0.503        0.573
   Net realized and unrealized gain (loss) on investments ...      0.490      (0.060)      (0.916)      0.310        0.210
                                                                 ---------------------------------------------------------
   Total from investment operations .........................      0.984       0.442       (0.416)      0.813        0.783
                                                                 ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................     (0.494)     (0.502)      (0.500)     (0.503)      (0.573)
   Net realized gain on investments .........................         --          --       (0.024)     (0.190)      (0.050)
                                                                 ---------------------------------------------------------
   Total dividends and distributions ........................     (0.494)     (0.502)      (0.524)     (0.693)      (0.623)
                                                                 ---------------------------------------------------------

Net asset value, end of period ..............................    $11.320     $10.830      $10.890     $11.830      $11.710
                                                                 =========================================================

Total return(1) .............................................      9.32%       4.27%       (3.67%)      7.15%        6.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................    $39,317     $26,059      $34,249     $36,919      $35,055
   Ratio of expenses to average net assets ..................      1.68%       1.77%        1.80%       1.77%        1.74%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ................      1.69%       1.77%        1.80%       1.77%        1.74%
   Ratio of net investment income to average net assets .....      4.49%       4.74%        4.33%       4.28%        4.93%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .....      4.48%       4.74%        4.33%       4.28%        4.93%
   Portfolio turnover .......................................       103%         76%          59%         81%          44%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free USA Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                 8/31/01     8/31/00      8/31/99     8/31/98      8/31/97
Net asset value, beginning of period ........................    $10.830     $10.890      $11.830     $11.710      $11.550

Income (loss) from investment operations:
   Net investment income ....................................      0.494       0.502        0.500       0.504        0.573
   Net realized and unrealized gain (loss) on investments ...      0.490      (0.060)      (0.916)      0.310        0.210
                                                                 ---------------------------------------------------------
   Total from investment operations .........................      0.984       0.442       (0.416)      0.814        0.783
                                                                 ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................     (0.494)     (0.502)      (0.500)     (0.504)      (0.573)
   Net realized gain on investments .........................         --          --       (0.024)     (0.190)      (0.050)
                                                                 ---------------------------------------------------------
   Total dividends and distributions ........................     (0.494)     (0.502)      (0.524)     (0.694)      (0.623)
                                                                 ---------------------------------------------------------

Net asset value, end of period ..............................    $11.320     $10.830      $10.890     $11.830      $11.710
                                                                 =========================================================

Total return(1)..............................................      9.32%       4.27%       (3.67%)      7.15%        6.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................     $6,457      $1,851       $3,415      $2,343       $1,505
   Ratio of expenses to average net assets ..................      1.68%       1.77%        1.80%       1.77%        1.74%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ................      1.69%       1.77%        1.80%       1.77%        1.74%
   Ratio of net investment income to average net assets .....      4.49%       4.74%        4.33%       4.28%        4.93%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .....      4.48%       4.74%        4.33%       4.28%        4.93%
   Portfolio turnover .......................................       103%         76%          59%         81%          44%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Insured Fund Class A
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                 8/31/01     8/31/00      8/31/99     8/31/98      8/31/97

Net asset value, beginning of period ........................    $10.390     $10.360      $11.150     $11.050      $10.860

Income (loss) from investment operations:
   Net investment income ....................................      0.483       0.513        0.510       0.517        0.573
   Net realized and unrealized gain (loss) on investments ...      0.560       0.030       (0.667)      0.295        0.281
                                                                 ---------------------------------------------------------
   Total from investment operations .........................      1.043       0.543       (0.157)      0.812        0.854
                                                                 ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................     (0.483)     (0.513)      (0.510)     (0.517)      (0.573)
   Net realized gain on investments .........................         --          --       (0.123)     (0.195)      (0.091)
                                                                 ---------------------------------------------------------
   Total dividends and distributions ........................     (0.483)     (0.513)      (0.633)     (0.712)      (0.664)
                                                                 ---------------------------------------------------------

Net asset value, end of period ..............................    $10.950     $10.390      $10.360     $11.150      $11.050
                                                                 =========================================================

Total return(1) .............................................     10.30%       5.50%       (1.48%)      7.57%        8.07%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................    $62,397     $61,722      $68,422     $74,246      $78,377
   Ratio of expenses to average net assets ..................      1.02%       0.95%        0.97%       1.10%        1.05%
   Ratio of net investment income to average net assets .....      4.58%       5.07%        4.74%       4.65%        5.23%
   Portfolio turnover .......................................       113%        117%          48%         63%          42%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free Insured Fund Class B
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                 8/31/01     8/31/00      8/31/99     8/31/98      8/31/97

Net asset value, beginning of period ........................    $10.390     $10.360      $11.150     $11.050      $10.860

Income (loss) from investment operations:
   Net investment income ....................................      0.399       0.432        0.430       0.427        0.485
   Net realized and unrealized gain (loss) on investments ...      0.560       0.030       (0.667)      0.295        0.281
                                                                 ---------------------------------------------------------
   Total from investment operations .........................      0.959       0.462       (0.237)      0.722        0.766
                                                                 ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................     (0.399)     (0.432)      (0.430)     (0.427)      (0.485)
   Net realized gain on investments .........................         --          --       (0.123)     (0.195)      (0.091)
                                                                 ---------------------------------------------------------
   Total dividends and distributions ........................     (0.399)     (0.432)      (0.553)     (0.622)      (0.576)
                                                                 ---------------------------------------------------------

Net asset value, end of period ..............................    $10.950     $10.390      $10.360     $11.150      $11.050
                                                                 =========================================================

Total return(1) .............................................      9.43%       4.66%       (2.27%)      6.72%        7.21%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................     $7,506      $4,990       $5,022      $4,268       $3,619
   Ratio of expenses to average net assets ..................      1.82%       1.75%        1.77%       1.90%        1.85%
   Ratio of net investment income to average net assets .....      3.78%       4.27%        3.94%       3.85%        4.43%
   Portfolio turnover .......................................       113%        117%          48%         63%          42%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Insured Fund Class C
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                 8/31/01     8/31/00      8/31/99      8/31/98     8/31/97
Net asset value, beginning of period ........................    $10.390     $10.360      $11.150     $11.050      $10.860

Income (loss) from investment operations:
   Net investment income ....................................      0.399       0.432        0.430       0.425        0.485
   Net realized and unrealized gain (loss) on investments ...      0.560       0.030       (0.667)      0.295        0.281
                                                                 ---------------------------------------------------------
   Total from investment operations .........................      0.959       0.462       (0.237)      0.720        0.766
                                                                 ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................     (0.399)     (0.432)      (0.430)     (0.425)      (0.485)
   Net realized gain on investments .........................         --          --       (0.123)     (0.195)      (0.091)
                                                                 ---------------------------------------------------------
   Total dividends and distributions ........................     (0.399)     (0.432)      (0.553)     (0.620)      (0.576)
                                                                 ---------------------------------------------------------

Net asset value, end of period ..............................    $10.950     $10.390      $10.360     $11.150      $11.050
                                                                 =========================================================

Total return(1) .............................................      9.42%       4.66%       (2.27%)      6.72%        7.21%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................     $1,588        $813       $1,502        $321          $89
   Ratio of expenses to average net assets ..................      1.82%       1.75%        1.77%       1.90%        1.85%
   Ratio of net investment income to average net assets .....      3.78%       4.27%        3.94%       3.85%        4.43%
   Portfolio turnover .......................................       113%        117%          48%         63%          42%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free USA Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                          8/31/01     8/31/00      8/31/99      8/31/98     8/31/97

Net asset value, beginning of period ...................................  $10.360     $10.270      $10.710     $10.460      $10.320

Income (loss) from investment operations:
   Net investment income ...............................................    0.480       0.474        0.478       0.501        0.524
   Net realized and unrealized gain (loss) on investments ..............    0.530       0.090       (0.440)      0.250        0.140
                                                                          ---------------------------------------------------------
   Total from investment operations ....................................    1.010       0.564        0.038       0.751        0.664
                                                                          ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ...............................................   (0.480)     (0.474)      (0.478)     (0.501)      (0.524)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ...................................   (0.480)     (0.474)      (0.478)     (0.501)      (0.524)
                                                                          ---------------------------------------------------------

Net asset value, end of period .........................................  $10.890     $10.360      $10.270     $10.710      $10.460
                                                                          =========================================================

Total return(1) ........................................................   10.01%       5.69%        0.29%       7.34%        6.57%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............................  $19,471     $20,646      $25,186     $22,562      $21,635
   Ratio of expenses to average net assets .............................    0.80%       0.80%        0.79%       0.67%        0.43%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...........................    1.06%       0.95%        0.96%       1.33%        1.02%
   Ratio of net investment income to average net assets ................    4.55%       4.65%        4.47%       4.73%        5.03%
   Ratio of net investment income to average net assets prior to expense
     limitation and expenses paid indirectly ...........................    4.29%       4.50%        4.25%       4.07%        4.44%
   Portfolio turnover ..................................................     231%        199%         109%        104%          34%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free USA Intermediate Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          8/31/01     8/31/00      8/31/99      8/31/98     8/31/97

Net asset value, beginning of period ...................................  $10.360     $10.270      $10.710     $10.460      $10.320

Income (loss) from investment operations:
   Net investment income ...............................................    0.391       0.388        0.387       0.411        0.436
   Net realized and unrealized gain (loss) on investments ..............    0.530       0.090       (0.440)      0.250        0.140
                                                                          ---------------------------------------------------------
   Total from investment operations ....................................    0.921       0.478       (0.053)      0.661        0.576
                                                                          ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ...............................................   (0.391)     (0.388)      (0.387)     (0.411)      (0.436)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ...................................   (0.391)     (0.388)      (0.387)     (0.411)      (0.436)
                                                                          ---------------------------------------------------------

Net asset value, end of period .........................................  $10.890     $10.360      $10.270     $10.710      $10.460
                                                                          =========================================================

Total return(1) ........................................................    9.08%       4.80%       (0.56%)      6.43%        5.67%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............................   $2,366      $1,751       $2,195      $1,933       $1,832
   Ratio of expenses to average net assets .............................    1.65%       1.65%        1.64%       1.52%        1.28%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...........................    1.91%       1.80%        1.81%       2.18%        1.87%
   Ratio of net investment income to average net assets                     3.70%       3.80%        3.62%       3.88%        4.18%
   Ratio of net investment income to average net assets prior to expense
     limitation and expenses paid indirectly ...........................    3.44%       3.65%        3.40%       3.22%        3.59%
   Portfolio turnover ..................................................     231%        199%         109%        104%          34%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free USA Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          8/31/01     8/31/00      8/31/99     8/31/98     8/31/97
Net asset value, beginning of period ...................................  $10.360     $10.270      $10.710     $10.460      $10.320

Income (loss) from investment operations:
   Net investment income ...............................................    0.391       0.388        0.387       0.411        0.436
   Net realized and unrealized gain (loss) on investments ..............    0.530       0.090       (0.440)      0.250        0.140
                                                                          ---------------------------------------------------------
   Total from investment operations ....................................    0.921       0.478       (0.053)      0.661        0.576
                                                                          ---------------------------------------------------------

Less dividends and distributions from:
   Net investment income ...............................................   (0.391)     (0.388)      (0.387)     (0.411)      (0.436)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ...................................   (0.391)     (0.388)      (0.387)     (0.411)      (0.436)
                                                                          ---------------------------------------------------------

Net asset value, end of period .........................................  $10.890     $10.360      $10.270     $10.710      $10.460
                                                                          =========================================================

Total return(1) ........................................................    9.08%       4.80%       (0.56%)      6.43%        5.67%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............................   $3,602      $2,441       $3,310      $1,996       $1,426
   Ratio of expenses to average net assets .............................    1.65%       1.65%        1.64%       1.52%        1.28%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...........................    1.91%       1.80%        1.81%       2.18%        1.87%
   Ratio of net investment income to average net assets ................    3.70%       3.80%        3.62%       3.88%        4.18%
   Ratio of net investment income to average net assets prior to expense
     limitation and expenses paid indirectly ...........................    3.44%       3.65%        3.40%       3.22%        3.59%
   Portfolio turnover ..................................................     231%        199%         109%        104%          34%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware National High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Eight                    Period
                                                                                                 Months       Year         from
                                                                     Year Ended                  Ended        Ended      8/1/96 to
                                                            8/31/01    8/31/00      8/31/99     8/31/98    12/31/97(3)  12/31/96(4)
Net asset value, beginning of period .....................  $ 9.950     $10.340      $10.800     $10.720      $10.400     $10.190

Income (loss) from investment operations:
  Net investment income ..................................    0.556       0.564        0.557       0.398        0.648       0.260
  Net realized and unrealized gain (loss)
    on investments .......................................    0.293      (0.393)      (0.435)      0.115        0.390       0.210
                                                            ---------------------------------------------------------------------
  Total from investment operations .......................    0.849       0.171        0.122       0.513        1.038       0.470
                                                            ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ..................................   (0.559)     (0.561)      (0.557)     (0.398)      (0.647)     (0.260)
  Net realized gain on investments .......................       --          --       (0.025)     (0.035)      (0.071)         --
                                                            ---------------------------------------------------------------------
  Total dividends and distributions ......................   (0.559)     (0.561)      (0.582)     (0.433)      (0.718)     (0.260)
                                                            ---------------------------------------------------------------------

Net asset value, end of period ...........................  $10.240     $ 9.950      $10.340     $10.800      $10.720     $10.400
                                                            =====================================================================

Total return(1) ..........................................    8.81%       1.85%        1.08%       4.87%       10.32%       4.52%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................  $76,018     $78,207      $86,013     $69,606      $55,458     $59,105
  Ratio of expenses to average net assets ................    0.97%       1.00%        1.00%       0.92%(2)     0.84%       0.87%(2)
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ...    0.97%       1.21%        1.22%       1.12%(2)     1.12%       1.07%(2)
  Ratio of net investment income to average net assets ...    5.55%       5.71%        5.18%       5.52%(2)     6.15%       6.06%(2)
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ...........................................    5.55%       5.50%        4.96%       5.32%(2)     5.87%       5.86%(2)
  Portfolio turnover .....................................      49%         61%          33%         43%          45%          7%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(2) Annualized.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(4) Effective November 6, 1996, the Fund's shareholders approved a change of investment advisor from IFG Asset Management Services, Inc. to Voyageur Fund Managers, Inc.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware National High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Eight                    Period
                                                                                                 Months       Year         from
                                                                     Year Ended                  Ended        Ended    12/18/96(4)to
                                                            8/31/01    8/31/00      8/31/99     8/31/98    12/31/97(3)    12/31/96
Net asset value, beginning of period .....................  $ 9.980     $10.360      $10.820     $10.730      $10.400     $10.370

Income (loss) from investment operations:
  Net investment income ..................................    0.480       0.491        0.476       0.348        0.534       0.010
  Net realized and unrealized gain (loss)
    on investments .......................................    0.284      (0.384)      (0.435)      0.122        0.433       0.030
                                                            ---------------------------------------------------------------------
  Total from investment operations .......................    0.764       0.107        0.041       0.470        0.967       0.040
                                                            ---------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ..................................   (0.484)     (0.487)      (0.476)     (0.345)      (0.566)     (0.010)
  Net realized gain on investments .......................       --          --       (0.025)     (0.035)      (0.071)     --
                                                            ---------------------------------------------------------------------
  Total dividends and distributions ......................   (0.484)     (0.487)      (0.501)     (0.380)      (0.637)     (0.010)
                                                            ---------------------------------------------------------------------

Net asset value, end of period ...........................  $10.260     $ 9.980      $10.360     $10.820      $10.730     $10.400
                                                            =====================================================================

Total return(1) ..........................................    7.88%       1.10%        0.42%       4.44%        9.57%       0.43%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................  $20,277     $18,374      $21,423     $10,620       $3,573         $88
  Ratio of expenses to average net assets ................    1.72%       1.75%        1.75%       1.67%(2)     1.56%       1.45%(2)
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ...    1.72%       1.96%        1.97%       1.87%(2)     1.84%       1.66%(2)
  Ratio of net investment income to average net assets ...    4.80%       4.96%        4.43%       4.77%(2)     5.43%       4.65%(2)
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ...........................................    4.80%       4.75%        4.21%       4.57%(2)     5.15%       4.44%(2)
  Portfolio turnover .....................................      49%         61%          33%         43%          45%          7%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(2) Annualized.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(4) Commencement of operations.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware National High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight        Period
                                                                                                          Months        from
                                                                              Year Ended                  Ended     5/26/97(3) to
                                                                     8/31/01    8/31/00      8/31/99     8/31/98       12/31/97
Net asset value, beginning of period ..............................  $ 9.990     $10.370      $10.830     $10.740      $10.440

Income (loss) from investment operations:
  Net investment income ...........................................    0.480       0.492        0.476       0.348        0.315
  Net realized and unrealized gain (loss)
    on investments ................................................    0.284      (0.386)      (0.435)      0.122        0.391
                                                                     ---------------------------------------------------------
  Total from investment operations ................................    0.764       0.106        0.041       0.470        0.706
                                                                     ---------------------------------------------------------

Less dividends and distributions from:
  Net investment income ...........................................   (0.484)     (0.486)      (0.476)     (0.345)      (0.335)
  Net realized gain on investments ................................       --          --       (0.025)     (0.035)      (0.071)
                                                                     ---------------------------------------------------------
  Total dividends and distributions ...............................   (0.484)     (0.486)      (0.501)     (0.380)      (0.406)
                                                                     ---------------------------------------------------------

Net asset value, end of period ....................................  $10.270     $ 9.990      $10.370     $10.830      $10.740
                                                                     =========================================================

Total return(1) ...................................................    7.98%       1.08%        0.32%       4.44%        6.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................   $7,187      $8,770      $10,267      $4,690       $1,220
  Ratio of expenses to average net assets .........................    1.72%       1.75%        1.75%       1.67%(2)     1.62%(2)
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ............    1.72%       1.96%        1.97%       1.87%(2)     1.90%(2)
  Ratio of net investment income to average net assets ............    4.80%       4.96%        4.43%       4.77%(2)     5.37%(2)
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ....................................................    4.80%       4.75%        4.21%       4.57%(2)     5.09%(2)
  Portfolio turnover ..............................................      49%         61%          33%         43%          45%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(2) Annualized.
(3) Commencement of operations.

                             See accompanying notes

Notes to Financial Statements

August 31, 2001
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund is organized as a Delaware business trust and offers three series, the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund, and the Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75% for the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for the Delaware Tax-Free USA Intermediate Fund. Class B shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of the Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares of the Delaware Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first twelve months.

The investment objective of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of the Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Funds:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends daily from net investment income and pay such dividends monthly and declare and pay distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize such discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 2001 were as follows:

                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                       USA                  Insured           USA Intermediate       High-Yield Municipal
                                      Fund                   Fund                   Fund                   Bond Fund
                                -----------------      -----------------      -----------------      --------------------
Commission reimbursements           $10,167                 $1,583                  $567                    $2,353
Earnings credits                     11,728                  1,852                   756                     2,874

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                       USA                  Insured           USA Intermediate       High-Yield Municipal
                                      Fund                   Fund                   Fund                   Bond Fund
                                -----------------      -----------------      -----------------      --------------------
On the first $500 million ....        0.550%                 0.500%                0.500%                    0.550%
On the next $500 million .....        0.500%                 0.475%                0.475%                    0.500%
On the next $1.5 billion .....        0.450%                 0.450%                0.450%                    0.450%
In excess of $2.5 billion ....        0.425%                 0.425%                0.425%                    0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below. Delaware Tax-Free USA Fund's expense limitation went into effect August 1, 2001.

                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                       USA                  Insured           USA Intermediate       High-Yield Municipal
                                      Fund                   Fund                   Fund                   Bond Fund
                                -----------------      -----------------      -----------------      --------------------
Operating expense
   limitation as a percentage
   of average daily net assets
   (per annum)                         0.65%                    --                  0.65%                     0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Funds pay Delaware Distributors, L.P.
(DDLP) the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares for the Delaware Tax-Free USA Fund and the Delaware Tax-Free Insured Fund, 0.30% of the average daily net assets of the Class A shares for the Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued) At August 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                           Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                                  USA                  Insured           USA Intermediate       High-Yield Municipal
                                                 Fund                   Fund                   Fund                   Bond Fund
                                           -----------------      -----------------      -----------------      --------------------
Investment management fee
   payable to DMC .......................      $202,330                $10,174                 $7,184                 $32,997
Dividend disbursing, transfer agent
   fees, accounting and other
   expenses payable to DSC ..............        24,012                    640                  2,730                   7,668
Other expenses payable to
   DMC and affiliates ...................       123,679                  9,137                  6,925                  16,072

For the period ended August 31, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                           Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                                  USA                  Insured           USA Intermediate       High-Yield Municipal
                                                 Fund                   Fund                   Fund                   Bond Fund
                                           -----------------      -----------------      -----------------      --------------------
                                               $22,696                 $8,651                 $2,746                   $13,284

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2001, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                           Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                                  USA                  Insured           USA Intermediate       High-Yield Municipal
                                                 Fund                   Fund                   Fund                   Bond Fund
                                           -----------------      -----------------      -----------------      --------------------
Purchases ..............................     $467,745,372            $82,864,189            $57,142,803              $49,358,772
Sales ..................................      471,380,398             78,658,481             56,593,826               54,981,286

At August 31, 2001, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

                                           Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                                  USA                  Insured           USA Intermediate       High-Yield Municipal
                                                 Fund                   Fund                   Fund                   Bond Fund
                                           -----------------      -----------------      -----------------      --------------------
Cost of investments ....................     $516,204,963            $68,983,764            $24,758,085             $100,148,278
                                             ============            ===========            ===========             ============
Aggregate unrealized
   appreciation ........................     $ 39,384,523            $ 5,073,443            $ 1,195,586             $  4,154,204
Aggregate unrealized
   depreciation ........................         (301,197)                    --                (40,716)              (2,611,638)
                                             ------------            -----------            -----------             ------------
Net unrealized appreciation ............     $ 39,083,326            $ 5,073,443            $ 1,154,870             $  1,542,566
                                             ============            ===========            ===========             ============

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                           Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                                  USA                  Insured           USA Intermediate       High-Yield Municipal
Year of Expiration                               Fund*                  Fund                   Fund                   Bond Fund
                                           -----------------      -----------------      -----------------      --------------------
2002 ...................................     $   710,289             $       --              $     --                 $       --
2003 ...................................         420,424                     --               162,073                         --
2004 ...................................         117,934                     --                    --                         --
2006 ...................................          68,653                     --                    --                         --
2007 ...................................         725,862                     --                    --                         --
2008 ...................................      26,412,243              2,044,189               475,427                    782,666
2009 ...................................              --                     --                    --                  3,025,716
                                             -----------             ----------              --------                 ----------
                                             $28,455,405             $2,044,189              $637,500                 $3,808,382
                                             -----------             ----------              --------                 ----------

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the various fund mergers with Tax-Free USA Fund.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                       Delaware Tax-Free                                   Delaware Tax-Free
                                                            USA Fund                                         Insured Fund
                                              ------------------------------------              ------------------------------------
                                                           Year Ended                                         Year Ended
                                                 8/31/01                  8/31/00                  8/31/01                  8/31/00
Shares sold:
   Class A ................................    3,323,883                8,047,013                  587,680                  509,307
   Class B ................................      192,226                  348,581                  279,387                  122,716
   Class C ................................       52,483                   52,620                   89,693                   31,861
Shares sold from merger(1):
   Class A ................................    7,319,644                       --                       --                       --
   Class B ................................    1,318,382                       --                       --                       --
   Class C ................................      425,624                       --                       --                       --
Shares issued upon reinvestment
   of dividends and distributions:
   Class A ................................    1,048,527                1,224,791                  142,943                  166,914
   Class B ................................       53,553                   70,497                   13,269                   11,831
   Class C ................................        4,913                    7,598                    2,729                    4,181
                                              ----------              -----------               ----------               ----------
                                              13,739,235                9,751,100                1,115,701                  846,810
                                              ----------              -----------               ----------               ----------
Shares repurchased:
   Class A ................................   (6,778,055)             (14,971,682)                (970,582)              (1,339,420)
   Class B ................................     (495,809)              (1,159,698)                 (87,251)                (138,947)
   Class C ................................      (83,396)                (203,004)                 (25,577)                (102,784)
                                              ----------              -----------               ----------               ----------
                                              (7,357,260)             (16,334,384)              (1,083,410)              (1,581,151)
                                              ----------              -----------               ----------               ----------
Net increase (decrease) ...................    6,381,975               (6,583,284)                  32,291                 (734,341)
                                              ==========              ===========               ==========               ==========

                                                        Delaware Tax-Free USA                         Delaware National High-Yield
                                                         Intermediate Fund                                Municipal Bond Fund
                                                ---------------------------------               ------------------------------------
                                                            Year Ended                                        Year Ended
                                                 8/31/01                  8/31/00                 8/31/01                  8/31/00
Shares sold:
   Class A ................................      344,687                  647,715                  965,169                1,336,941
   Class B ................................       96,884                  122,640                  452,326                  623,950
   Class C ................................      136,165                   31,174                  197,356                  443,052
Shares issued upon reinvestment
   of dividends and distributions:
   Class A ................................       52,993                   64,749                  223,229                  265,771
   Class B ................................        4,984                    4,988                   47,121                   54,608
   Class C ................................        6,308                    7,216                   19,860                   30,988
                                                --------               ----------               ----------               ----------
                                                 642,021                  878,482                1,905,061                2,755,310
                                                --------               ----------               ----------               ----------
Shares repurchased:
   Class A ................................     (601,889)              (1,171,347)              (1,619,110)              (2,063,211)
   Class B ................................      (53,575)                (172,218)                (365,220)                (904,142)
   Class C ................................      (47,221)                (124,975)                (395,598)                (585,486)
                                                --------               ----------               ----------               ----------
                                                (702,685)              (1,468,540)              (2,379,928)              (3,552,839)
                                                --------               ----------               ----------               ----------
Net decrease ..............................      (60,664)                (590,058)                (474,867)                (797,529)
                                                ========               ==========               ==========               ==========

(1) See footnote 5.

--------------------------------------------------------------------------------
5. Fund Merger
Effective August 24, 2001, the Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of each of the Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund, each an open-end investment company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of the Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund received shares of the respective class of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free USA Fund.

The Reorganizations were treated as non-taxable events and accordingly the Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation (depreciation) and accumulated realized losses of the Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund as of August 24, 2001 were as follows:

                                                                           Net          Accumulated
                                                                       Unrealized      Net Realized        Shares
                                                      Net Assets     Appreciation         Losses          Acquired
                                                     ------------    ------------      ------------      ---------
Delaware Tax-Free Iowa Fund .......................   $36,006,194      $2,272,260      ($1,729,634)      3,192,414
Delaware Tax-Free Kansas Fund .....................    10,454,958         579,270         (137,876)        927,320
Delaware Montana Municipal Bond Fund ..............     3,946,274         206,807             (478)        350,003
Delaware Tax-Free New Jersey Fund .................     4,859,727         155,913         (106,601)        431,052
Delaware Tax-Free New Mexico Fund .................    16,671,015         666,870         (916,978)      1,478,807
Delaware Tax-Free Wisconsin Fund ..................    30,261,011       1,539,934       (1,162,367)      2,684,054
                                                     ------------      ----------      -----------       ---------
                                                     $102,199,179      $5,421,054      ($4,053,934)      9,063,650
                                                     ============      ==========      ===========       =========

The net assets of the Delaware Tax-Free USA Fund prior to the Reorganization were $439,840,397.

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2001 or at any time during the year.

7. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

--------------------------------------------------------------------------------
8. Subsequent Event (Unaudited)
Effective October 8, 2001, the Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of the Delaware Tax-Free North Dakota Fund, pursuant to the Agreement and Plan of Reorganization dated October 5, 2001 and approved by Delaware Tax-Free North Dakota Fund shareholders on August 30, 2001. The shareholders of the Delaware Tax-Free North Dakota Fund received shares of the Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares in Delaware North Dakota Fund prior to the Reorganization based on the net asset value per share of the Delaware Tax-Free USA Fund.

The Reorganization was treated as a non-taxable event and accordingly the Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Delaware Tax-Free North Dakota Fund as of October 8, 2001 were:

    Net Assets       Net Unrealized Appreciation
   -----------       ---------------------------
   $21,384,673                 $507,331

The net assets of the Delaware Tax-Free USA Fund prior to the Reorganization were $531,821,420.

9. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2001, each Fund designates distributions paid during the year as follows:

                                     Delaware Tax-Free    Delaware Tax-Free      Delaware Tax-Free      Delaware National High-Yield
                                          USA Fund          Insured Fund       USA Intermediate Fund         Municipal Bond Fund
                                     -----------------    -----------------    ---------------------    ----------------------------
(A) Long-Term Capital Gains
Distributions .....................          --                   --                     --                          --
(B) Ordinary Income
Distributions .....................          --                   --                     --                          --
(C) Tax-Exempt Distributions ......         100%                 100%                   100%                        100%
Total Distributions (Tax Basis) ...         100%                 100%                   100%                        100%

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) (the "Funds") and the statement of assets and liabilities of Delaware Tax-Free USA Intermediate Fund as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Delaware Group Tax-Free Fund at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 2001

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds-- Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statement of net assets of Delaware National High-Yield Municipal Bond Fund (the "Fund") as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware National High-Yield Municipal Bond Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                  International and Global         Tax-Exempt Income
 o Technology and Innovation        o Emerging Markets Fund          o National High-Yield
    Fund                            o International Value               Municipal Bond Fund
 o American Services Fund              Equity Fund***                o Tax-Free USA Fund
 o Select Growth Fund               o International Small Cap        o Tax-Free Insured Fund
 o Trend Fund                          Value Fund                    o Tax-Free USA
 o Growth Opportunities Fund                                            Intermediate Fund
 o Small Cap Growth Fund           Current Income                    o State Tax-Free Funds*
 o Small Cap Value Fund             o Delchester Fund
 o U.S. Growth Fund                 o High-Yield                    Stability of Principal
 o Social Awareness Fund               Opportunities Fund            o Cash Reserve Fund
 o Core Equity Fund**               o Strategic Income Fund          o Tax-Free Money Fund
                                    o Corporate Bond Fund
Total Return                        o Extended Duration             Asset Allocation
 o Devon Fund                          Bond Fund                     o Foundation Funds
 o Growth and Income Fund           o American Government               Growth Portfolio
 o Decatur Equity                      Bond Fund                        Balanced Portfolio
    Income Fund                     o Limited-Term                      Income Portfolio
 o REIT Fund                           Government Fund
 o Balanced Fund


  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Minnesota, Missouri, New York, North Dakota+, Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.
 **Formerly Growth Stock Fund.
***Formerly International Equity Fund.
  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                           AFFILIATED OFFICERS                         Investment Manager
                                                                                        Delaware Management Company
Walter P. Babich                            Charles E. Haldeman, Jr.                    Philadelphia, PA
Board Chairman                              Chairman
Citadel Constructors, Inc.                  Delaware Investments Family of Funds        International Affiliate
King of Prussia, PA                         Philadelphia, PA                            Delaware International Advisers Ltd.
                                                                                        London, England
David K. Downes                             William E. Dodge
President and Chief Executive Officer       Executive Vice President and                National Distributor
Delaware Investments Family of Funds        Chief Investment Officer, Equity            Delaware Distributors, L.P.
Philadelphia, PA                            Delaware Investments Family of Funds        Philadelphia, PA
                                            Philadelphia, PA
John H. Durham                                                                          Shareholder Servicing, Dividend
Private Investor                            Jude T. Driscoll                            Disbursing and Transfer Agent
Gwynedd Valley, PA                          Executive Vice President and                Delaware Service Company, Inc.
                                            Head of Fixed Income                        Philadelphia, PA
Anthony D. Knerr                            Delaware Investments Family of Funds
Consultant                                  Philadelphia, PA                            2005 Market Street
Anthony Knerr & Associates                                                              Philadelphia, PA 19103-7057
New York, NY                                Richard J. Flannery
                                            President and Chief Executive Officer
Ann R. Leven                                Delaware Distributors, L.P.
Former Treasurer                            Philadelphia, PA
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5127)                                        Printed in the USA
AR-011 [8/01] CG 10/01                                      J7467